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                                                                    EXHIBIT 10.3


                                                                           DRAFT
                                                                 August  6, 1998

                                SUPPORT AGREEMENT


         THIS SUPPORT AGREEMENT (this "AGREEMENT") is entered into on, and effective as of, __________, 1998 by and between ENRON CORP., an Oregon corporation ("ENRON"), and ENRON INTERNATIONAL CPO, L.P., a Delaware limited partnership ("EICPO").

                                    RECITALS:

         WHEREAS Enron and EICPO desire by their execution of this Agreement to evidence their understanding concerning the provision of certain credit and equity support and other services to be provided by Enron to EICPO and to evidence other agreements, as more fully set forth in this Agreement;

         In consideration of the premises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         1.1 REFERENCE TO COMMON AGREEMENT. Capitalized terms used herein but not defined shall have the meanings given to them in Appendix A to the Common Agreement dated as of the date hereof among EICPO, Enron International CPO, Inc., Chase Texas, as Trustee, ________ as Liquidity Facility Agent, ________, as Backup Facility Agent and Chase Texas, as Collateral Agent (as amended, modified or supplemented from time to time, the "COMMON AGREEMENT"). In addition, the "Rules of Interpretation" set forth in the aforesaid Appendix A shall apply to this Agreement.

         1.2 OTHER DEFINITIONS. As used in this Agreement, the following terms shall have the respective meanings set forth below:

                  "ASSUMPTION AGREEMENT" means an assumption agreement in the form set forth as Exhibit A attached hereto.

                  "AVAILABLE CLASS C OPTION" has the meaning given to it in
         Section 2.1.

                  "CLASS C NOTE PURCHASE COMMITMENT" has the meaning given to it in Section 2.1.

                  "CLASS C OPTION" has the meaning given to it in Section 2.1.

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                  "COMPETING ISSUER" means an entity other than EICPO and JEDI that has as its primary purpose or activity the making of Project Loans with respect to Eligible Projects that (i) satisfy clause (4) of the definition of Project Loan Criteria and (ii) are located in the EI Regions.

                  "CONTROLLED ENRON AFFILIATE" means any Enron Affiliate (other than Enron Oil & Gas Company, EOTT Energy Partners, L.P. and Enron Energy Services L.L.C.) of which 50% or more of the equity securities or other voting equity interests are owned, directly or indirectly, by Enron or of which Enron or a wholly owned direct or indirect subsidiary of Enron is the sole or managing general partner, managing member or similar position having the right to exercise actual control of the management and policies os such Enron Affiliate.

                  "DESIGNATED ENRON OWNERSHIP INTEREST" means, with respect to each Project Borrower, a percentage of ownership in such Project Borrower designated by Enron on the Financial Closing Date of the applicable Project Loan that (i) is less than or equal to the Enron Ownership Percentage and (ii) satisfies the Enron Ownership Requirement after taking into account the Designated Enron Ownership Interests of all Project Borrowers on the date of determination. The Designated Enron Ownership Interest shall be subject to adjustment thereafter by the Program Manager at the direction of Enron upon each subsequent Financial Closing Date of a Project Loan; provided that, the Enron Ownership Requirement is satisfied after giving effect to such adjustment, and that no such adjustment shall increase the Designated Enron Ownership Interest in respect of a Project Borrower with a Defaulted Project Loan.

                  "EICPO" means Enron International CPO, L.P. and its successors and permitted assignees.

                  "EI REGIONS" means the geographic areas that are within the boundaries (as of the date hereof) of Afghanistan, Algeria, American Samoa, Angola, Anguilla, Antigua, Argentina, Aruba, Australia, The Bahamas, Bahrain, Bangladesh, Barbados, Barbuda, Belize, Benin, Bermuda, Bhutan, Bolivia, Bonaire, Botswana, Brazil, the British Virgin Islands, Brunei, Burkina Faso, Burundi, Cambodia, Cameroon, Cape Verde, the Cayman Islands, Central African Republic, Chad, Chile, China, Colombia, Comoros, Democratic Republic of the Congo, The Congo, Costa Rica, Cote d'Ivoire, Cuba, Curacao, Djibouti, Dominica, Dominican Republic, Ecuador, Egypt, El Salvador, Equatorial Guinea, Eritrea, Ethiopia, the Falkland Islands, Figi, French Guiana, French West Indies, Gabon, Gambia, Ghana, Grenada, The Grenadines, Guadeloupe, Guatemala, Guinea, Guinea-Bissau, Guyana, Haiti, Honduras, Hong Kong, India, Indonesia, Iran, Iraq, Israel, Jamaica, Japan, Jordan, Kenya, Kuwait, Laos Lebanon, Lesotho, Liberia, Libya, Macau, Madagascar, Malaysia, Malawi, Maldives, Mali, Maldives, Martinique, Mauritius, Mongolia, Montserrat, Morocco, Mozambique, Myanmar, Namibia, Nauru, Nepal, Netherlands Antilles, Nevis, New Caledonia, New Zealand, Nicaragua, Niger, Nigeria, North Korea, Oman, Pakistan, Panama, Papua New Guinea, Paraguay, Paracel Islands, Peru, Philippines, Pitcairn, Principe, Puerto Rico, Qatar, Reunion, Rwanda, Saba, Saint Kitts, Saint Lucia, Saint Vincent, Sao Tome, Saudi Arabia, Senegal,

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         Seychelles, Sierra Leone, Singapore, Solomon Islands, Somalia, South
         Africa, South Korea, Spratley Islands, Sri Lanka, St. Barthelemy, St. Eustatius, St. Martin, Sudan, Suriname, Swaziland, Syria, Taiwan, Tanzania, Thailand, Togo, Trinidad & Tobago, Tunisia, Turks & Caicos Islands, Tuvalu, Uganda, The United Arab Emirates, Uruguay, the U.S. Virgin Islands, Vanuatu, Venezuela, Vietnam, Western Sahara, Yemen, Zambia and Zimbabwe.

                  "ELECTION NOTICE" has the meaning given to it in Section 2.3.

                  "ENRON" means Enron Corp. and its successors and permitted assignees.

                  "ENRON AFFILIATE" means any Affiliate of Enron.

                  "ENRON CLASS II PURCHASE COMMITMENT" has the meaning given to it in Section 3.1.

                  "ENRON CREDIT COUNTERPARTY" has the meaning given to it in Appendix A to the Common Agreement; provided that, with respect to an Enron Credit Counterparty that has obligations under this Agreement that are guaranteed by Enron, Enron shall be obligated to issue a guaranty of such obligations in the form of Exhibit C attached hereto.

                  "ENRON DISTRIBUTIONS" means, with respect to each Project Borrower to which EICPO has made a Project Loan, any dividends, distributions or payments on subordinated loans (in each case net of any withholding taxes) paid to or for the benefit of the holder of the Enron Initial Equity in respect of the Enron Initial Equity of such Project Borrower; provided that, in the event such dividends, distributions or payments on subordinated debt are made in a currency other than Dollars, such dividends, distributions or payments on subordinated debt shall be deemed to be paid in Dollars based on the prevailing rate of exchange on the first date following payment thereof on which such amounts are capable of being converted, directly or indirectly, into Dollars and remitted abroad; and provided further that,

                           (a) in the event of an assignment in accordance with
                  Article 14.8 of this Agreement, Enron Distributions shall include any and all dividends or distributions, in each case net of any withholding taxes, attributable to the Designated Enron Ownership Interest in the Project Borrower that has been transferred or assigned directly or indirectly to the permitted assignee or an Affiliate of the permitted assignee under Section 14.8;

                           (b) Enron Distributions shall not, except as provided
                  in clause (c) below, include payments received from a Project Borrower following the repayment or prepayment in full of the Project Loan made to such Project Borrower; and

                           (c) If (i) an event occurs that causes the Enron
                  Ownership Percentage to fall below the Designated Enron Ownership Interest with respect to a Project Loan (an "EQUITY DISPOSITION") or (ii) a Project Loan is prepaid or refinanced in its entirety (a "REFINANCING"), then the Enron Distributions from such Project Borrower for the

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                  Due Period in which such Equity Disposition or Refinancing has occurred and for each Due Period thereafter shall be calculated using the lesser of (x) the Enron Distributions that would have been received from such Project Borrower during such Due Period as determined by the Base Case
                  Financial Projections for such Project Borrower revised as of, or immediately prior to, the date of such Equity Disposition or Refinancing and (y) the portion of the amount in (x) above that would enable the Rating Condition to be satisfied (which portion may be zero) assuming a prepayment of the Project Loan in an amount equal to the Disposition Amount and a redemption of Notes under Article 10 of the Common Agreement in an amount equal to the Note Redemption Amount on the next Quarterly Payment Date.

                  "ENRON INITIAL EQUITY" means the Initial Equity of a Project Borrower held by Enron or an Enron Affiliate and their respective successors and assigns pursuant to Section 14.8.

                  "EQUITY DISPOSITION" has the meaning given to it in the definition of "ENRON DISTRIBUTIONS."

                  "FINAL CREDIT SUPPORT NOTICE" has the meaning given to it in
         Section 4.4.

                  "FUNDING AVAILABILITY COMMITMENT" means a commitment made by Enron under Section 5.2 pursuant to an Election Notice to allow EICPO to pass the Funding Availability Test.

                  "FUNDING AVAILABILITY NOTE" has the meaning given to it in
         Section 5.4.

                  "GUARANTEED CREDITOR" has the meaning given to it in Section 9.1.

                  "GUARANTEED OBLIGATIONS" has the meaning given to it in
         Section 9.1.

                  "JEDI" has the meaning given to it in Section 7.1.

                  "LIQUIDITY NOTE" has the meaning given to it in Section 4.3.

                  "MAXIMUM CLASS C NOTE PURCHASE COMMITMENT" has the meaning given to it in Section 2.1.

                  "PRELIMINARY CREDIT SUPPORT NOTICE" has the meaning given to it in Section 4.4.

                  "PROJECT DISTRIBUTIONS RESERVED" means, with respect to a Quarterly Payment Date, after giving effect to all payments made on such Quarterly Payment Date, the amount calculated as the excess of the Required Reserve Amount over the unutilized portion of the Enron Class II Purchase Commitment and the unutilized portion of the Class C Note Purchase Commitment; provided that, Project Distributions Reserved shall not exceed the Project Distributions Reserved as of the previous Quarterly Payment Date, if any, plus the Quarterly Project Distributions for the current Quarterly Payment Date less the amount of any

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         such Quarterly Project Distributions used to satisfy any Quarterly
         Payment Shortfall under Section 4.1(c) on such Quarterly Payment Date.

                  "QUARTERLY PROJECT DISTRIBUTIONS" means, with respect to any Quarterly Payment Date, an amount equal to 25% of the Enron Distributions attributable to the Designated Enron Ownership Interest for all Project Borrowers during each of the four Due Periods immediately preceding such Quarterly Payment Date (or, in the case of the first three Quarterly Payment Dates following the Closing Date, such lesser number of Due Periods as have ended following the Closing
         Date).

                  "REFINANCING" has the meaning given to it in the definition of "ENRON DISTRIBUTIONS."

                  "SUPPORT" means the obligations of Enron under Sections 2.1, 3.1, Article IV, Article V, Article VII, Article VIII and Article IX.

                  "SUPPORT NOTES" means the notes payable by EICPO in the form of Exhibit C attached hereto issuable pursuant to Article VI.

                  "SUPPORT PERIOD" means the period commencing on the Closing Date and ending on the date that (i) subject to the proviso to Article X hereof, all Notes have been paid in full, including any accrued interest and Premium, if any, and (ii) the Class I Interests have been terminated, retired or liquidated pursuant to the Partnership Agreement.

                                   ARTICLE II.

                        OPTION TO PURCHASE CLASS C NOTES

         2.1 OPTION. Upon notification by EICPO to Enron that the Program Manager has determined, in connection with the evaluation of an Eligible Project, that the Rating Condition or a Credit Support Test would not be satisfied if the related prospective Project Loan were included in the Collateral, Enron shall have the right to either (a) purchase or cause to be purchased Class C Notes pursuant to and in accordance with the terms and conditions set forth on Exhibit D attached hereto or (b) commit to purchase Class C Notes pursuant to Section 2.3 (the commitment to purchase Class C Notes under (b) is referred to herein as the "CLASS C NOTE PURCHASE COMMITMENT" and together, the rights under clauses (a) and (b) are the "CLASS C OPTION"), in each case in a principal amount sufficient to allow EICPO to satisfy the Rating Condition and the Credit Support Tests assuming such Project Loan is included in the Collateral. The aggregate principal amount of Class C Notes that may be purchased or that Enron may commit to purchase under the Class C Option shall not at any time exceed U.S. $___________ (the "MAXIMUM CLASS C NOTE PURCHASE COMMITMENT"). The "AVAILABLE CLASS C OPTION" shall be calculated as the excess of the Maximum Class C Note Purchase Commitment over the aggregate principal amount of Class C Notes that have been purchased or that Enron and/or any permitted assignees under Section 2.5 have previously committed to purchase pursuant to then outstanding Election Notices (as hereinafter defined) by exercise of the Class C Option. For the avoidance of doubt, if the Class C Note Purchase Commitment is reduced

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pursuant to Section 2.4 or any of the Class C Notes are redeemed pursuant to their terms, the Available Class C Option shall be increased by the amount of such reduction or redemption.

         2.2 TERM OF OPTION. The Class C Option shall be exercisable on or after the date hereof. The Available Class C Option (excluding any outstanding commitments thereunder to purchase Class C Notes) shall expire on the Investment Termination Date.

         2.3 NOTICE OF EXERCISE. If Enron elects to exercise the Class C Option with respect to a proposed initial funding of a Project Loan, Enron shall deliver to EICPO, the Collateral Agent and the Rating Agencies a notice of such election in the form of Exhibit E attached hereto (an "ELECTION NOTICE") no later than five (5) Business Days prior to the consummation of the proposed initial funding of such Project Loan. Such Election Notice shall state (i) the principal amount of Class C Notes for which the Class C Option will be exercised, (ii) whether the Class C Option will be exercised by purchasing Class C Notes, committing to purchase Class C Notes or a combination thereof; provided that, in the case of any combination thereof, Enron shall specify the amount of Class C Notes that will be purchased and the amount of Class C Notes that Enron will commit to purchase, (iii) the date on which Enron intends to make or cause to be made such purchase, commitment or combination thereof which date shall be on or before the date of the proposed initial funding of such Project Loan, (iv) if Enron commits to purchase Class C Notes, a commitment by Enron in the form set forth in the Election Notice, and (v) if an entity other than Enron will purchase Class C Notes, the name of such entity. Any Election Notice may be revoked prior to the initial funding of the Project Loan to which it relates if, after giving effect to such revocation, EICPO is able to satisfy the Rating Condition and the Credit Support Tests.

         2.4 RIGHT TO REDUCE CLASS C NOTE PURCHASE COMMITMENT. At any time prior to the date that is 12 months after the Investment Termination Date, Enron shall have the right to reduce the Class C Note Purchase Commitment or redeem Class C Notes if, after giving effect to such reduction or redemption, EICPO is able to satisfy the Rating Condition, the Reserve Test and the Credit Support Tests; provided that, prior to any reduction of the Class C Note Purchase Commitment, the Program Manager shall provide written notice to the Collateral Agent that the Rating Condition has been satisfied (assuming the proposed reduction in the Class C Note Purchase Commitment) and that the Reserve Test and the Credit Support Tests would be satisfied after giving effect to the proposed reduction in the Class C Note Purchase Commitment. Such written notice shall include a copy of any statement from the Rating Agencies that confirms that the Rating Condition would be satisfied after the proposed reduction of the Class C Note Purchase Commitment.

         2.5 ASSIGNMENT AND TRANSFER. Enron may assign or transfer its rights and obligations under the Class C Option, including related rights and obligations under Sections 2.2 and 2.3, but excluding the rights and obligations under Section 2.4, to an Enron Credit Counterparty or an Acceptable Credit Provider pursuant to an Assumption Agreement if, and only if, (a) the assignee or transferee shall have delivered to EICPO certification in the form of Exhibit F with relevant tax forms duly completed and attached, that (i) either (A) such assignee or transferee is a United States person as defined by the Code or (B) all income to be received by such assignee or transferee with respect to the Class C Note (whether it is treated as a partnership interest in or debt of EICPO) will be entitled to a complete exemption from the withholding of United States federal income tax and

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(ii) either (A) such assignee or transferee is not for United States federal income tax purposes a partnership, grantor trust, S corporation or other pass-through entity or (B) such assignee or transferee was not formed for the purpose of acquiring Class C Notes, Support Notes or Interests and not more than 50% of the value of a beneficial owner's interest in such assignee or transferee will be attributable to Class C Notes, Support Notes or Interests held by the transferee or assignee, (b) the assignee or transferee represents that it will take no action that would cause EICPO to become a publicly traded partnership taxable as a corporation for United States federal income tax purposes and (c) the Program Manager shall have determined (treating any unfunded obligations as having been funded for purposes of this determination) that, after giving effect to the transfer or assignment, there would be no more than forty-six (46) holders of the aggregate of the Support Notes, the Class II Interests and the Class C Notes for purposes of Code Section 7704 of the United States Internal Revenue Code.

                                  ARTICLE III.

                               CLASS II INTERESTS

         3.1 COMMITMENT TO PURCHASE CLASS II INTERESTS. Enron hereby agrees that Enron will, or will cause an Enron Affiliate to, purchase Class II Interests to the extent required from time to time under Section 4.1 of this Agreement for an aggregate purchase price not to exceed U.S. $___________ which purchase price shall equal the value of the Class II Interests purchased (the "ENRON CLASS II PURCHASE COMMITMENT"). Enron, EICPO and any Enron Affiliate shall follow the terms and provisions of Exhibit G attached hereto in connection with any Class II Interests that Enron may be obligated to purchase from time to time under
Section 4.1. Enron shall obtain an irrevocable standby letter of credit from an Acceptable Credit Provider for the benefit of the Collateral Agent, on behalf of the Senior Lenders and the Class B Noteholders in an amount equal to the Enron Class II Purchase Commitment on or prior to the Closing Date. The Collateral Agent, on behalf of the Senior Lenders and the Class B Noteholders, shall have the right to receive payments from such standby letter of credit, if and only if Enron has breached its obligations under Section 4.1(b) or Section 4.2 and only for the amount payable by Enron under Section 4.1(b) or Section 4.2. Enron shall have the right to reduce the stated amount of the irrevocable standby letter of credit by the amount of Class II Interests purchased under Section 4.1(b) or Section 4.2.

         3.2 ASSIGNMENT AND TRANSFER. Enron shall have the following rights to assign or transfer the Enron Class II Purchase Commitment and the funded Class II Interests:

                  (a) in the event that either (i) solely as a result of a change since the Closing Date in generally accepted accounting principles in the United States, the indebtedness of EICPO would be required to be consolidated on Enron's balance sheet (as advised by Enron's Independent auditors) or (ii) solely as a result of a change since the Closing Date in the methodology utilized by the Rating Agencies, the percentage of EICPO's indebtedness that

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         would be required to be consolidated for purposes of the rating of
         Enron is materially increased from the percentage of such indebtedness so consolidated as of the Closing Date, Enron shall have the right to assign or transfer up to fifty percent (50%) of the Enron Class II Purchase Commitment and the obligations under Section 3.1 in respect thereof to an Acceptable Credit Provider if, and only to the extent that, (A) in the case of clause (i) above, such assignment or transfer would cause EICPO's indebtedness not to be required to be consolidated on Enron's balance sheet, (B) in the case of clause (ii) above, such assignment or transfer would materially decrease the amount of EICPO's indebtedness that is required to be consolidated for purposes of the rating of Enron, (C) Enron has in good faith considered and concluded in good faith not to pursue all reasonably practicable alternatives to avoid the consequences described in clauses (i) and/or (ii) above (including the sale of funded Class II Interests under clause (c) of this Section 3.2 below), (d) no Default shall have occurred and be continuing (immediately prior to and after giving effect to such assignment or transfer) and (e) the Rating Condition shall be satisfied after giving effect to such assignment or transfer;

                  (b) Enron shall have the right to transfer any or all of the Enron Class II Purchase Commitment to an Enron Credit Counterparty that is a Majority Affiliate of Enron pursuant to an Assumption Agreement; and

                  (c) Enron shall have the right to transfer (i) up to fifty percent (50%) of the funded Class II Interests to any Person or Persons and (ii) any or all of the funded Class II Interests to a Majority Affiliate of Enron;

provided that, Persons that are not Majority Affiliates of Enron shall not in aggregate hold in excess of fifty percent (50%) of the Class II Interests; and provided further that, (a) the assignee or transferee shall have delivered to EICPO certification in the form of Exhibit F, with relevant tax forms duly completed and attached, that (i) either (A) such assignee or transferee is a United States person as defined by the Code or (B) all income to be received by such assignee or transferee with respect to the Class II Interest will be entitled to a complete exemption from the withholding of United States federal income tax and (ii) either (A) such assignee or transferee is not for United States federal income tax purposes a partnership, grantor trust, S corporation or other pass-through entity or (B) such assignee or transferee was not formed for the purpose of acquiring Class C Notes, Support Notes or Interests and not more than 50% of the value of a beneficial owner's interest in such assignee or transferee will be attributable to Class C Notes, Support Notes or Interests held by the transferee or assignee, (b) the assignee or transferee represents that it will take no action that would cause EICPO to become a publicly traded partnership taxable as a corporation for United States federal income tax purposes and (c) the Program Manager shall have determined (treating any unfunded obligations as having been funded for purposes of this determination) that, after giving effect to the transfer or assignment of the funded Class II Interests or the Enron Class II Purchase Commitment (and in the case of any Enron Class II Purchase Commitment transferred or assigned, assuming the Enron Class II Purchase Commitment has been exercised), there would be no more than forty-six (46) holders of the aggregate of the Support Notes, the Class II Interests and the Class C Notes for purposes of Code Section 7704 of the United States Internal Revenue Code.

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                                   ARTICLE IV.

                         SUPPORT FOR PAYMENT OBLIGATIONS

         4.1 INSUFFICIENT COLLATERAL PROCEEDS ON A QUARTERLY PAYMENT DATE. On the Business Day immediately preceding any Quarterly Payment Date, if a Quarterly Payment Shortfall exists, the following payments shall be made by Enron or its permitted designees in an aggregate amount not to exceed the Quarterly Payment Shortfall on such Quarterly Payment Date and in the order set forth below:

                  (a) first, Enron shall purchase or cause to be purchased from EICPO Class C Notes in principal amount and for a purchase price up to the unfunded Class C Note Purchase Commitment;

                  (b) second, Enron shall purchase from EICPO Class II Interests for a purchase price up to the unfunded Enron Class II Purchase Commitment;

                  (c) third, Enron shall pay or cause to be paid to EICPO an amount not exceeding the Quarterly Project Distributions for such Quarterly Payment Date;

                  (d) fourth, Enron shall pay or cause to be paid to EICPO an amount not exceeding the Project Distributions Reserved as of the previous Quarterly Payment Date;

                  (e) fifth, to the extent that a Quarterly Payment Shortfall exists after application of the amounts on deposit in the Reserve Account as of such Quarterly Payment Date and the Excess Spread Account as of such Quarterly Payment Date pursuant to Section 4.1(b) of the Security Agreement, Enron shall pay or cause to be paid to EICPO an amount not exceeding the total outstanding Credit Support Test Commitments provided under Section 5.2. (less amounts funded to date under such commitments).

         Notwithstanding anything to the contrary herein, Enron shall not be obligated to make payments under (c) and (d) to cover Quarterly Payment Shortfalls to the extent such shortfalls result from a Tax Event.

         If more than one party is required to make payments under a particular clause of this Section 4.1, such parties shall make the payment under such clause ratably based on the respective commitments of such parties.

         EICPO shall use any payments received under this Section 4.1 solely to pay Quarterly Payment Shortfalls in accordance with terms and conditions of the Financing Documents.

         4.2 INSUFFICIENT COLLATERAL PROCEEDS UPON AN ACCELERATION. Upon and after the occurrence of an Acceleration in which funds in the Collateral Accounts are insufficient to make the payments set forth in clauses (i) through
(ix) of Section 4.3(a) of the Security Agreement, such shortfall shall be treated hereunder in the same manner as a Quarterly Payment Shortfall and the

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provisions of Section 4.1 shall apply mutatis mutandis to a shortfall under
Section 4.3(b) of the Security Agreement; provided that, calculations of amounts as of a Quarterly Payment Date shall be calculated as of the date of the Acceleration and on each Quarterly Payment Date thereafter and obligations taking effect on a Quarterly Payment Date shall take effect on the date of Acceleration and on each Quarterly Payment Date thereafter.

         4.3 LIQUIDITY SHORTFALLS. (a) Upon the occurrence of a Shortfall as defined in Section 4.2(a) of the Security Agreement pursuant to which the amount available to be drawn under the Liquidity Facility is less than the Liquidity Shortfall Amounts, Enron shall pay or cause to be paid to EICPO an amount not exceeding the lesser of (i) the remaining Liquidity Shortfall Amounts not covered by drawdowns of the Liquidity Facility and (ii) the Liquidity Test Commitments provided under Section 5.2 less amounts previously funded under such commitments.

         (b) On each date on which a payment is made to EICPO under this Section 4.3, EICPO shall issue to Enron or its designee a note payable to Enron or its designee in substantially the form of Exhibit H attached hereto (a "LIQUIDITY NOTE") in principal amount equal to the amount paid by Enron under this Section 4.3; provided that, EICPO shall not be obligated to issue Liquidity Notes in aggregate principal amount exceeding _____________ Dollars ($_____________). EICPO shall issue Support Notes to Enron pursuant to Section 6.1 for amounts funded under this Section 4.3 in excess of _____________ Dollars ($_____________).

         4.4 NOTICE OF CREDIT SUPPORT OBLIGATION. EICPO shall notify Enron and any relevant Enron Credit Counterparties and Acceptable Credit Providers in writing (a "PRELIMINARY CREDIT SUPPORT NOTICE") no later than three (3) Business Days prior to the Quarterly Payment Date regarding any obligation of Enron, such Enron Credit Counterparty or Acceptable Credit Provider to provide Support that, in the reasonable judgment of EICPO, will occur on such Quarterly Payment Date. The Preliminary Credit Support Notice shall provide (i) a description of the Support to be provided and (ii) the estimated amounts and forms of Support, including calculations and supporting information. EICPO shall also notify Enron in writing of the exact amounts and forms of Support to be provided no later than two (2) Business Days prior to such Quarterly Payment Date (the "FINAL CREDIT SUPPORT NOTICE"), which Final Credit Support Notice shall be conclusive absent manifest error. Upon a determination by Enron that the amount of Support actually provided on a Quarterly Payment Date was in excess of the amount required to be provided under the terms of this Agreement, Enron shall be entitled to a reduction of amounts due and payable hereunder on subsequent Quarterly Payment Dates to the extent of such overstatement. Failure to provide any notice under this Section 4.4 within the time specified shall not constitute a waiver by EICPO of Enron's obligations (or the obligations of an Enron Credit Counterparty or Acceptable Credit Provider) under Section 4.1.

         4.5 RECORD KEEPING AND AUDIT RIGHT. During the term of this Agreement, Enron shall maintain an ongoing record on a quarterly basis of the Quarterly Project Distributions. On the first Business Day following each Determination Date, Enron shall provide a summary in writing of such amounts to EICPO. EICPO shall have the right to reasonable access to Enron's records of the Quarterly Project Distributions for the sole purpose of reviewing and auditing such records.

                                   ARTICLE V.

                  SUPPORT UPON THE OCCURRENCE OF CERTAIN EVENTS

         5.1 SUPPORT UPON THE OCCURRENCE OF A TAX EVENT. In the event of an occurrence of a Tax Event, Enron shall have the option (but not the obligation) to indemnify EICPO for the amount (if any) necessary for the satisfaction of the Rating Condition after giving effect to the Tax Event.

         5.2 SUPPORT UPON A FAILURE BY EICPO TO SATISFY CERTAIN TESTS UNDER THE COMMON AGREEMENT. In the event that EICPO fails to satisfy any of the Funding Availability Test, the Liquidity Test or either of the Credit Support Tests, Enron shall have the option (but not the obligation) to pay or commit to pay to EICPO pursuant to an Election Notice, an amount sufficient to allow EICPO to satisfy any or all such tests. Enron shall have the right to reduce any outstanding commitments under this Section 5.2 if, after giving effect to such reduction, EICPO is able to satisfy the Funding Availability Test, the Liquidity Test or the Credit Support Tests, as the case may be; provided that, (i) prior to any reduction of such commitment, the Program Manager shall provide written notice to the Collateral Agent that the test to which the commitment applies would be satisfied after giving effect to the proposed reduction in such commitment, and (ii) in the case of a reduction of a commitment made in connection with the satisfaction of a Credit Support Test, the Rating Condition shall have been satisfied after giving effect to such reduction and, provided further that, any Credit Support Commitments outstanding on the first anniversary of the Investment Termination Date shall not be reduced and shall remain outstanding for the term of this Agreement. Funding Availability Commitments shall terminate no earlier than the termination of the revolving period of the Backup Facility as provided for in the terms and conditions of the Backup Facility set forth on Appendix B to the Common Agreement.
Liquidity Test Commitments shall terminate no earlier than the maturity date of the Liquidity Facility.

         5.3 SUPPORT FOR REDEMPTIONS. Enron shall have the option (but not the obligation) to pay to EICPO an amount which shall be used by EICPO to redeem Notes or to effect a Class B Refinancing, in each case pursuant to Article 10 of the Common Agreement.

         5.4 SUPPORT FOR SHORTFALLS IN FUNDING OF PROJECT LOANS. (a) In the event that (i) Enron has made a Funding Availability Commitment under Section
5.2 and (ii) EICPO will be unable to fund any draw on a Project Loan due solely to the lack of available funds for such purposes, EICPO shall notify Enron in writing of the amount of any unused Funding Availability Commitments necessary to fund such Project Loan. No later than three (3) Business Days after receipt of such notice, Enron shall pay or cause to be paid to EICPO such amount; provided that, the aggregate amount paid pursuant to all such notifications shall not exceed the sum of the Funding Availability Commitments provided under
Section 5.2 to satisfy the Funding Availability Test less any reductions of such commitments under Section 5.2.

         (b) On each date on which a payment is made to EICPO under this Section 5.4, EICPO shall issue to Enron or its designee a note payable to Enron or its designee in substantially the form of Exhibit I attached hereto (a "FUNDING AVAILABILITY NOTE") in principal amount equal to the amount paid by Enron under this Section 5.4.

         5.5 ADDITIONAL SECURITY FOR QUARTERLY PROJECT DISTRIBUTIONS AND PROJECT DISTRIBUTIONS RESERVED.

                  (a) Enron shall have the option (but not the obligation) to obtain an irrevocable standby letter of credit from an Acceptable Credit Provider for the benefit of the Collateral Agent, on behalf of the Senior Lenders and the Class B Noteholders, to secure all or any portion of the payment obligations of Enron set forth in Sections 4.1(c), (d) and 4.2, as may be incurred from time to time. Enron shall have the right to reduce or cancel all or any portion of any standby letter of credit outstanding under this Section 5.5(a) if, after giving effect to such reduction, the Rating Condition has been satisfied.

                  (b) In the event that Moody's downgrades the rating of the senior unsecured long-term debt of Enron below Baa2, no later than thirty (30) days following the date that the rating of Enron has been so downgraded, Enron shall obtain an irrevocable standby letter of credit from an Acceptable Credit Provider for the benefit of the Collateral Agent, on behalf of the Senior Lenders and the Class B Noteholders in an amount equal to ____ million Dollars ($__________) to secure all or any portion of the payment obligations of Enron set forth in Sections 4.l(c), (d) and 4.2, as may be incurred from time to time; provided, however, that Enron shall not be obligated to obtain or maintain such standby letter of credit if (i) the then current rating by Moody's with respect to the Class A Senior Notes is lower than or equal to the then current rating by Moody's with respect to the senior unsecured long term debt of Enron or (ii) Moody's upgrades the rating of the senior unsecured long-term debt of Enron to A2 or higher.

                  (c) In the event that Enron is required to obtain a standby letter of credit pursuant to Section 5.5(b) above and no such letter of credit is obtained by Enron, Enron shall, no later than thirty (30) days following the date the rating has been downgraded, deposit cash in an account designated by EICPO in the amount set forth in Section 5.5(b) and enter into security arrangements acceptable to the Collateral Agent with respect to such account. Funds deposited in such account shall be invested by the Program Manager in Eligible Investments and any income on or accretions to such Eligible Investment shall be paid periodically to Enron.

                  (d) If any standby letter of credit has been issued under
         Section 5.5(a) or (b) is outstanding, or Enron has deposited cash in accordance with Section 5.5(c), the Collateral Agent, on behalf of the Senior Lenders and the Class B Noteholders, shall have the right to receive payments from such standby letter of credit or the principal amount of such account, as the case may be, if and only if Enron has breached its obligations under Section 4.1(c), 4.1(d) or 4.2 and only for the amount payable by Enron under Sections 4.1(c), 4.1(d) or 4.2. The stated amount of any standby letter of credit hereunder shall be reduced by any amount paid by Enron to the Collateral Agent under
         Section 4.1(c), 4.1(d) and 4.2.

         5.6 ASSIGNMENTS AND TRANSFERS. Enron may assign or transfer its rights and obligations under this Section 5 to any Person pursuant to an Assumption Agreement; provided that, Enron's obligations under Section 5.1 and any Funding Availability Commitments, Liquidity Test Commitments and Credit Support Commitments made under Section 5.2 shall only be assigned to an Enron Credit Counterparty or an Acceptable Credit Provider; and provided further that, with respect to transfers or assignments of rights and obligations under Sections 5.1, 5.2 in connection with any Credit Support Commitments, 5.3 and 5.5(d), (a) such Person shall have delivered to EICPO certification in the form of Exhibit F with relevant tax forms duly completed and attached, that (i) either (A) such Person is a United States person as defined by the Code or (B) all income to be received by such assignee or transferee with respect to Support Notes to be issued in respect of payments made under Section 5.1 or 5.3 (whether such Notes are treated as a partnership interest in or debt of EICPO) will be entitled to a complete exemption from the withholding of United States federal income tax and
(ii) either (A) such Person is not for United States federal income tax purposes a partnership, greater trust, S corporation or other pass-through entity or (B) such Person was not formed for the purpose of acquiring Class C Notes, Support Notes or Interests and not more than 50% of the value of a beneficial owner's interest in such Person will be attributable to Class C Notes, Support Notes or Interests held by the Person, (b) the assignee or transferee represents that it will take no action that would cause EICPO to become a publicly traded partnership taxable as a corporation for United States federal income tax purposes and (c) the Program Manager shall have determined (treating any unfunded obligations as having been funded for purposes of this determination), that, after giving effect to the transfer or assignment, there would be no more than forty-six (46) holders of the aggregate of the Support Notes, the Class II Interests and the Class C Notes for purposes of Code Section 7704 of the United States Internal Revenue Code.

                                   ARTICLE VI.

                                  SUPPORT NOTES

         6.1 ISSUANCE OF SUPPORT NOTES. On each date on which a payment is made under Section 4.1, (c), (d) or (e), Section 5.1, 5.2 in connection with any Credit Support Commitments, 5.3 or 5.5(d) or as may be required for certain payments made under Section 4.3, EICPO shall issue notes ("SUPPORT NOTES") payable to Enron (or to its designee) in substantially the form of Exhibit C attached hereto in an aggregate principal amount equal to the amount paid under the relevant Section or clause thereof.

         6.2 RESTRICTIONS ON DESIGNEES. Enron may designate any Person to provide Support under Sections 4.1 (c), (d) or (e), Section 5.1, 5.2 in connection with any Credit Support Commitments, and 5.3, and as may be required for certain payments made under Section 4.3, including Enron's right to receive Support Notes under Section 6.1, if, and only if, (a) such Person shall have delivered to EICPO certification in the form of Exhibit F with relevant tax forms duly completed and attached, that (i) either (A) such Person is a United States person as defined by the Code or (B) all income to be received by such designee with respect to the Support Note (whether it is treated as a partnership interest in or debt of EICPO) will be entitled to a complete exemption from the withholding of United States federal income tax and (ii) either (A) such Person is not for

United States federal income tax purposes a partnership, grantor trust, S corporation or other pass-through entity or (B) such Person was not formed for the purpose of acquiring Class C Notes, Support Notes or Interests and not more than 50% of the value of a beneficial owner's interest in such Person will be attributable to Class C Notes, Support Notes or Interests held by such Person,
(b) the designee represents that it will take no action that would cause EICPO to become a publicly traded partnership taxable as a corporation for United States federal income tax purposes and (c) the Program Manager shall have determined (on the basis of EICPO's registers of the holders of the Support Notes, Class C Notes and Class II Interests and treating any unfunded obligations as having been funded for purposes of this determination) that, after giving effect to the aforesaid designation, there would be no more than forty-six (46) holders of the aggregate of the Support Notes, the Class II Interests and the Class C Notes for the purposes of Code Section 7704 of the United States Internal Revenue Code.

                                  ARTICLE VII.

      NOTIFICATION OF INVESTMENT OPPORTUNITIES; LIMITATION ON COMPETITION;
                   MAINTENANCE OF ENRON CREDIT COUNTERPARTIES

         7.1 NOTIFICATION OF INVESTMENT OPPORTUNITIES. Enron shall use commercially reasonable efforts to notify EICPO in writing (the "INVESTMENT NOTICE") of all opportunities to make loans to projects developed or acquired by Enron or controlled Enron Affiliates and located within the EI Regions to the extent any of such projects would be an Eligible Project as determined by Enron on a commercially reasonable basis and in good faith and excluding any loan that constitutes a "Qualified Investment" as such term is defined in, or which is offered as such by Enron or an Enron Affiliate to Joint Energy Development Investments II Limited Partnership ("JEDI") under, the terms of the Limited Partnership Agreement of JEDI dated as of December 30, 1997 (the "JEDI PARTNERSHIP AGREEMENT"). Enron shall provide the Investment Notice in a manner sufficient to allow EICPO to prepare a timely bid to make a Project Loan in light of the project's financing requirements. Upon request by EICPO, Enron shall provide or cause to be provided to EICPO a description of the location and physical components of the relevant project and a description of the ownership interests therein held by the parties together with any available project documents for such project; one or more sets of the current financial projections for such project and the Project Loan in United States dollars (together with the assumptions upon which such financial projections are based) and such additional materials and information regarding the proposed project as are commonly provided to lenders in such transactions. Enron's obligations under this Section 7.1 shall terminate on the Investment Termination Date, including a termination of the Investment Period as a result of the removal of the Program Manager pursuant to Section ___ of the Partnership Agreement.

         7.2 LIMITATION ON COMPETITION. Enron agrees that from and after the Closing Date until the earliest of (a) the termination of the Support Period,
(b) the date on which EICPO has an aggregate principal amount of Project Loans outstanding plus unfunded Commitments equal to or greater than $_____________ and (c) the Investment Termination Date, neither Enron nor any Controlled Enron Affiliate shall compete with EICPO, directly or indirectly, in the commencement, acquisition, development, sponsorship, organization or marketing of any Competing Issuer.

         7.3 LIMITATION ON AMENDMENT OF JEDI PARTNERSHIP AGREEMENT. Enron shall not amend, modify, waive, or cause to be amended, modified or waived, any provision of the JEDI Partnership Agreement in any manner that would expand the projects excluded from Enron's obligations to show opportunities to EICPO under
Section 7.1 hereof.

         7.4 MAINTENANCE OF ENRON CREDIT COUNTERPARTIES. With respect to any Enron Credit Counterparty that has outstanding obligations hereunder that are guaranteed by Enron, Enron shall provide to EICPO a guaranty from Enron of such Enron Credit Counterparty's obligations in the form attached hereto as Exhibit
A. Upon the failure of an entity that has then outstanding obligations under any Financing Document as an Enron Credit Counterparty to qualify as an Enron Credit Counterparty, Enron shall promptly cause such entity to requalify as an Enron Credit Counterparty or cause an Enron Credit Counterparty to assume such entity's outstanding obligations.

                                  ARTICLE VIII.

                               EQUITY DISPOSITION

         Enron shall notify EICPO in writing of any proposed Equity Disposition. Upon such notification by Enron to EICPO, EICPO shall as soon as practicable, but no later than ten days after EICPO has received the revised Base Case Financial Projections for such Eligible Project, seek to confirm that the Rating Condition would be satisfied based on the Assumptions.

         If EICPO obtains a confirmation of the Rating Condition based on the Assumptions, EICPO shall notify Enron of such confirmation and the amount of Enron Distributions calculated pursuant to clause (c) of the definition of Enron Distributions. Upon consummation of the Equity Disposition, Enron shall pay or cause to be paid to EICPO the Disposition Amount, EICPO shall cause the Collateral Agent to release the Lien on the relevant Project Loan under Section
2.6 of the Security Agreement contemporaneously with the payment of the Disposition Amount and EICPO shall assign and transfer the Project Loan to Enron or its designee; provided that, no such Disposition Amount shall be payable to EICPO if the Required Lenders vote to maintain such Project Loan in the Collateral despite such Equity Disposition.

         If EICPO fails to obtain confirmation that the Rating Condition has been satisfied based upon the Assumptions, (i) EICPO shall notify Enron that the Rating Condition has not been so confirmed, (ii) upon such Equity Disposition, no Disposition Amount shall be payable, (iii) EICPO shall retain the Project Loan as Collateral and (iv) Enron Distributions shall be calculated pursuant to clause (c) of the definition of Enron Distributions without adjustment pursuant to subclause (y) thereof.

                                   ARTICLE IX.

               GUARANTY OF CERTAIN OBLIGATIONS OF PROGRAM MANAGER
                           UNDER MANAGEMENT AGREEMENT

         9.1 GUARANTY. Subject to Article X hereof, Enron hereby unconditionally and irrevocably guarantees to EICPO and its assigns (the "GUARANTEED CREDITORS") the full payment of any and all amounts due and payable by the Program Manager to EICPO under Section 2.07 of the Management Agreement up to a maximum aggregate amount of $___________ (the "GUARANTEED OBLIGATIONS"). Such guaranty, subject to Article X hereof, is an absolute, unconditional, present and continuing guaranty of payment and not of collection, is not conditioned or contingent upon any attempt to collect from the Program Manager or upon any other event, contingency or circumstance whatsoever (it being understood and agreed, however that any determination of any and all such amounts due and payable by the Program Manager to EICPO under Section 2.07 of the Management Agreement shall be made in an arbitration conducted under and in accordance with the terms of Section 11.11 of the Management Agreement) and that no party shall have any right to have such a determination made by any court or other non-arbitral body). All payments by Enron under this guaranty shall be made within five (5) Business Days following demand therefor given in writing to Enron (which demand will set forth the basis and calculation of the amount for which demand is made and shall include a copy of the determination of the arbitrator); provided that any failure to give such demand, to the extent prohibited by law, shall not waive any rights hereunder. All such payments by Enron of the Guaranteed Obligations shall be made to the Guaranteed Creditor in Dollars in New York City.

         9.2 OBLIGATION ABSOLUTE AND UNCONDITIONAL, CONTINUING, ETC. Enron agrees that the obligation of Enron to pay the Guaranteed Obligations shall be a direct obligation of Enron and such obligation, subject to the terms hereof (i) shall be absolute, unconditional and irrevocable, (ii) to the extent permitted by applicable government rules, shall not be subject to any counterclaims, set-off, deduction, diminution, abatement, recoupment, suspension, deferment or reduction (other than full and strict compliance by Enron with its obligations hereunder) based upon any claim Enron, the Program Manager, or any other Person may have against the Guaranteed Creditor or upon any claim Enron may have against the Program Manager or any other Person and (iii) shall remain in full force and effect during the Support Period without regard to, and shall not be released, discharged or in any way affected or impaired by any circumstance or condition whatsoever (whether or not Enron shall have any knowledge or notice thereof) except in accordance with Article X or as expressly consented to by the Guaranteed Creditor, including, without limitation, (a) any amendment or modification of or supplement to or other change in any Financing Document or any assignment, mortgaging or transfer thereof or of any interest therein; provided, however, that any amendment or modification of the amount of the Guaranteed Obligations shall be consented to by Enron in writing; (b) any failure, omission or delay on the part of any other Person to conform or comply with any term of any Financing Document; (c) any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of any Financing Document or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any Financing Document; (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation or similar proceeding with respect to the Program Manager or any other Person or any of their respective properties, or any action taken by any trustee or receiver or by any court in any such proceeding; (e) any illegality, invalidity or unenforceability, in whole or in part, of this Agreement, any Financing Document or any term or provision thereof or hereof; (f) any merger or consolidation of the Program Manager or Enron into or with any other Person or any sale, lease or transfer of all or any of the assets of the Program Manager or Enron to any other Person, except, in each case, pursuant to an assignment in accordance with the terms and provisions of Section 14.8 hereof; (g) any change in the ownership of any shares of capital stock of Enron or the Program Manager, except, in each case, pursuant to an assignment in accordance with the terms and provisions of
Section 14.8 hereof; (h) to the extent as may be waived by applicable law, the benefit of all principles or provisions of law, statutory or otherwise, which may be in conflict with the terms hereof, including, without limitation, any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation; and (i) to the extent permitted under applicable law, any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against Enron. The obligation of Enron set forth herein constitutes the full recourse obligation of Enron enforceable against it to the full extent of all its assets and properties. Without limiting the generality of the foregoing, Enron agrees that in the event that any Guaranteed Obligations are paid by the Program Manager or Enron hereunder, and thereafter all or any part of such payment is recovered as a preferential or fraudulent transfer under any bankruptcy code, any applicable insolvency law, or any other similar law now or hereafter in effect, the liability of Enron hereunder with respect to such Guaranteed Obligations so paid and recovered shall continue and remain in full force and effect as if, to the extent of such recovery, such payment had not been made. Nothing in this Section 9.2 shall in any manner affect the maximum amount of Guaranteed Obligations as set forth in Section 9.1.

         9.3 WAIVER OF DEMANDS, NOTICES, ETC. Enron hereby unconditionally and irrevocably waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in Section 9.2; (b) all notices which may be required by statute, rule or law or otherwise, now or hereafter in effect, to preserve any rights against Enron hereunder, including, without limitation, any demand, proof or notice of non-payment of the Guaranteed Obligations; (c) acceptance of this Agreement, demand, protest, presentment, notice of default or dishonor and any requirement of diligence; (d) any requirement to exhaust any remedies under any Financing Document, subject to the provisions of Section 9.1; and (e) any other circumstance whatsoever which might otherwise constitute a discharge, release or defense of a guarantor or surety, or which might otherwise limit recourse against Enron or exonerate Enron from its obligations under this
Article IX (including although not limited to any such defense related to any requirement for the prior exhaustion of the Program Manager's property, the extension of the date for payment of any Guaranteed Obligations under the Management Agreement or any other obligations under any Financing Document by the Guaranteed Creditor, the novation of any of the Guaranteed Obligations under the Management Agreement or any other obligations under any Financing Document, the release of the Program Manager from its Guaranteed Obligations under the Management Agreement or any other obligations under any Financing Document and the amendment or waiver of the terms of the Management Agreement or any Financing Document) except, in each case, pursuant to an assignment in accordance with the terms and provisions of Section 14.8 hereof and subject to the maximum amount of Guaranteed Obligations as set forth in Section 9.1.

                                   ARTICLE X.

           TERMINATION OF SUPPORT AGREEMENT AND OBLIGATIONS HEREUNDER

         This Agreement shall terminate and all obligations of Enron (or any Enron Credit Counterparty or Acceptable Credit Provider) to provide Support hereunder shall terminate at the end of the Support Period provided, however, that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment made pursuant to this Agreement is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of Enron, any Enron Credit Counterparty or any Acceptable Credit Provider, either of the Issuers or otherwise, all as though such payment had not been made.

                                  ARTICLE XI.

                     REPRESENTATIONS AND WARRANTIES OF EICPO

         EICPO hereby represents and warrants to Enron as follows as of the date hereof:

         11.1 STATUS. EICPO is a limited partnership duly formed, validly existing and in good standing under the laws of its jurisdiction of organization, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted and is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect with respect to EICPO.

         11.2 POWERS. EICPO has all necessary power and authority to execute and deliver this Agreement and any other documentation relating to this Agreement to which it is a party and to perform its obligations under this Agreement and has taken all necessary partnership action to authorize such execution, delivery and performance. This Agreement has been duly executed and delivered by EICPO. This Agreement constitutes the legal, valid and binding obligation of EICPO, enforceable against EICPO in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law).

         11.3 NO VIOLATION OR CONFLICT. None of the execution and delivery of this Agreement, the consummation of the transactions contemplated herein and in the other Financing Documents and compliance with the terms and provisions hereof and thereof will contravene or result in a breach of, the Partnership Agreement or the Certificate of Limited Partnership of EICPO, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which EICPO is a party or by which EICPO is bound or to which EICPO is subject, or constitute a default under any such agreement or instrument the violation or breach of or default under which would have a Material Adverse Effect with respect to EICPO, or result in the creation or imposition of any lien (other than Permitted Liens) upon any property of EICPO.

         (b) EICPO is not in violation of any of its constitutional documents. EICPO is not in breach or violation of or in default under (i) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement or other evidence of indebtedness or other agreement, obligation, condition, covenant or instrument to which EICPO is a party or is bound, (ii) any statute applicable to EICPO or (iii) any law, decree, order, rule or regulation applicable to EICPO of any court or regulatory, administrative or governmental agency, body or authority, or arbitrator having or asserting jurisdiction over EICPO, or its properties; except in any case referred to in clauses (i) through (iii) above where the default, breach or violation would not have a Material Adverse Effect on EICPO.

         11.4 CONSENTS. All governmental and other consents that are required to have been obtained by EICPO with respect to its execution, delivery and performance of this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with.

         11.5 ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against EICPO, or against any entity controlled, directly or indirectly, by EICPO, any entity that controls, directly or indirectly, EICPO or any entity directly or indirectly under common control with EICPO, any action, suit or proceeding at law or in equity or before any court, governmental body, agency or official or any arbitrator in which there is a reasonable possibility of an adverse decision that, if adversely determined, could have a Material Adverse Effect with respect to EICPO.

         11.6 NO REQUIRED REGISTRATION. EICPO has not engaged in any transaction that would result in the violation of, or require registration of EICPO as an investment company under, the Investment Company Act of 1940, as amended.

                                  ARTICLE XII.

                     REPRESENTATIONS AND WARRANTIES OF ENRON

         Enron hereby represents and warrants to EICPO as follows as of the date hereof:

         12.1 STATUS. Enron is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals, necessary to carry on its material business as now being conducted.

         12.2 POWERS. Enron has all necessary corporate power and authority to execute and deliver this Agreement and any other documentation relating to this Agreement to which it is a party and to perform its obligations under this Agreement and has taken all necessary corporate action to authorize such execution, delivery and performance. This Agreement has been duly executed and delivered by Enron. This Agreement constitutes the legal, valid and binding obligation of Enron, enforceable against Enron in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or law)).

         12.3 NO VIOLATION OR CONFLICT. None of the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and compliance with the terms and provisions hereof will contravene or result in a breach of, the amended and restated articles of incorporation, as amended, or by-laws, as amended, of Enron, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any material ("material" for the purposes of this representation meaning creating a liability of $50,000,000 or more) agreement or instrument to which Enron is a party or by which Enron is bound or to which Enron is subject, or result in the creation or imposition of any Lien upon any property of Enron.

         12.4 CONSENTS. All governmental and other consents that are required to have been obtained by Enron with respect to its execution, delivery and performance of this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with.

         12.5 ABSENCE OF LITIGATION. Except as disclosed in Enron's Form 10-K for the year ended December 31, 1997 or Enron's Form 10-Q for the quarter ended June 30, 1998, there is not pending or, to its knowledge, threatened against Enron or its consolidated subsidiaries, any action, suit or proceeding at law or in equity or before any court, governmental body, agency or official or any arbitrator in which there is a reasonable possibility of an adverse decision that, if adversely determined, could have a material adverse effect on the ability of Enron to perform its obligations hereunder.

         12.6 NO REQUIRED REGISTRATION. Enron has not engaged in any transaction in connection with this Agreement that would result in the violation of, or require registration of EICPO as an investment company under, the Investment Company Act of 1940, as amended.

                                  ARTICLE XIII.

                                 INDEMNIFICATION

         13.1 INDEMNIFICATION OF EICPO. From and after the date hereof, and subject to the remaining provisions of this Article XIII, Enron shall indemnify, defend and hold harmless EICPO, its officers and authorized representatives (the "EICPO INDEMNIFIED PARTIES") from and against any loss, cost, claim, liability, damage or expense (collectively, "LOSSES") incurred by EICPO as a result of a breach by Enron of its obligations under this Agreement.

         13.2 INDEMNIFICATION OF ENRON. From and after the date hereof and subject to the remaining provisions of this Article XIII, EICPO shall indemnify, defend and hold harmless Enron, its officers and authorized representatives (the "ENRON INDEMNIFIED PARTIES") from and against any Losses incurred by Enron as a result of a breach by EICPO of its obligations under this Agreement.

         13.3 LIMITATION ON RECOVERY OF CERTAIN TYPES OF DAMAGES. In connection with any claim made by a party against another party hereunder, the claiming party shall be entitled to recover only actual damages or direct damages, together with the costs and expenses incurred by the claiming party in investigating, preparing and prosecuting the claim for damages, and, without limiting the generality of the foregoing, no such party shall be entitled to recover any other damages, whether expressed as punitive, consequential, special, incidental, indirect, exemplary or treble damages, as damages for loss of profits, opportunity or income or as penalties, whether based on statute or in tort, contract or otherwise, regardless of whether such damages may be available under applicable law or otherwise, and whether or not arising from a party's sole, joint or concurrent negligence, strict liability, or other fault, the parties hereto waiving their right, if any, to recover any damages in connection with claims hereunder other than actual damages or direct damages, as so defined. The provisions of this Section 13.3 shall in no manner limit the meaning of "Losses" as used in Section 13.1 with respect to claims of third parties (including, without limitation, holders of Notes) against a party for which such party is entitled to be indemnified under Section 13.1 or Section 13.2, as the case may be (it being understood that actual and direct damages suffered by a party may include amounts paid by such party in respect of a third party claim, regardless of the nature of the damages claimed by the third party).

         13.4 INDEMNIFICATION PROCEDURES. Promptly after receipt by a party indemnified (the "INDEMNIFIED PARTY") under this Article XIII of notice of the commencement of any action or the written assertion of any claim or demand that may give rise to a Loss, the Indemnified Party shall, if a claim in respect thereof is to be made against an indemnifying party (the "INDEMNIFYING PARTY") under this Article XIII, notify the Indemnifying Party in writing of the commencement or the written assertion thereof; but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may otherwise have to the Indemnified Party. In case any such action, claim or demand shall be brought or asserted against any Indemnified Party and it shall notify the Indemnifying Party of the commencement or assertion thereof, the Indemnifying Party shall be entitled to participate therein or, upon request by the Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. Upon assumption by the Indemnifying Party of the defense of such action, claim or demand, the Indemnified Party shall have the right to participate in such action, claim or demand and to retain its own counsel, but the Indemnifying Party shall not be liable to the Indemnified Party under this Article XIII for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by the Indemnified Party, in connection with the defense thereof other than reasonable costs of investigation and preparation, unless the Indemnifying Party and the Indemnified Party are named parties to any such action, claim or demand (including any impleaded parties) and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

                                  ARTICLE XIV.

                                  MISCELLANEOUS

         14.1 UNCONDITIONAL OBLIGATION; WAIVER OF DEFENSES. Enron hereby agrees that its obligations hereunder shall be irrevocable and unconditional, irrespective of the validity or enforceability of the Secured Obligations or the absence of any action to enforce the same. Enron hereby irrevocably waives promptness, diligence, notice of acceptance and any other notice with respect to any of its obligations under this Agreement and any requirement that EICPO or any other Person protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action or pursue any other remedy in the power of EICPO.

         14.2 NO PETITION. Enron hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Notes, it will not institute against, or join with any other Person in instituting against, the Issuer or Co-Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of any jurisdiction.

         14.3 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

         14.4 NOTICES. All notices or requests or consents provided for or permitted to be given pursuant to this Agreement must be in writing and must be given by depositing the same in the United States mail, addressed to the Person to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or by facsimile to such party. Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All notices to be sent to a party pursuant to this Agreement shall be sent to or made at the address set forth below such party's signature to this Agreement, or at such other address as such party may stipulate to the other parties in the manner provided in this Section 14.4.

         14.5 ENTIRE AGREEMENT; SUPERSEDURE. This Agreement constitutes the entire agreement of the parties relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein.

         14.6 EFFECT OF WAIVER OR CONSENT. No waiver or consent, express or implied, by any party to or of any breach or default by any Person in the performance by such Person of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such Person of the same or any other obligations of such Person hereunder.

Failure on the part of a party to complain of any act of any Person or to declare any Person in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder until the applicable statute of limitations period has run.

         14.7 AMENDMENT OR MODIFICATION. This Agreement may be amended or modified from time to time only by a written instrument signed by both parties hereto. Each such instrument shall be reduced to writing and shall be designated on its face an "AMENDMENT" or an "ADDENDUM" to this Agreement.

         14.8 ASSIGNMENT. Except as otherwise provided in this Agreement, no party shall have the right to assign its rights or obligations under this Agreement except as otherwise set forth below:

                  (i) either of the parties hereto shall be entitled to assign all of its rights and delegate all of its duties and obligations under this Agreement to any successor of such party by merger or consolidation; provided, however, that any such successor to Enron has obtained a rating from S&P or Moody's and in the event that any such successor to Enron has a rating from either S&P or Moody's that is below Investment Grade at the time of the assignment, the financial obligations of such successor under this Agreement shall be guaranteed by an Acceptable Credit Provider;

                  (ii) in the case of a sale by Enron, an offering to third parties or a distribution to the shareholders of Enron (as a dividend or otherwise) of 10% or more of the securities of a Person owning a majority interest in Enron International, including (a) all of the interests attributable to the Designated Enron Ownership Interests held by Enron or any Enron Affiliates in all of the Project Borrowers and
         (b) control and authority over substantially all of the financing activities, development activities and operations of Enron International, Enron shall be entitled to assign all of its rights and delegate all of its duties and obligations under this Agreement to such Person; provided that, (A) if the Program Manager assigns all of its duties and obligations under the Management Agreement to such Person or an Affiliate of such Person, in the reasonable opinion of Enron such Person or its Affiliate, as the case may be, has the capability or has committed to provide the capability to perform the services of the Program Manager under the Management Agreement in accordance with the Standard of Care, as such term is defined in the Management Agreement,
         (B) the Rating Condition shall have been satisfied after giving effect to such assignment, (C) such Person succeeding Enron under this Agreement shall be rated by S&P and Moody's and shall not have a credit rating that is less than Investment Grade by either of S&P or Moody's at the time of assignment, (D) no Default has occurred and is continuing prior to and immediately after giving effect to such offering, distribution or sale, (E) the Holders of the Class A Notes and Class B Notes have been notified of such offering, distribution or sale and related assignment, and (F) Enron shall have obtained an Opinion of Counsel from external counsel of the entity that has acquired the interest in Enron International that the Support Agreement is the valid and binding obligation of such acquiring entity enforceable against such entity in accordance with its terms, subject to customary exceptions;

                  (iii) in the case of a transfer or sale by Enron to a Person of a majority interest of Enron International, including (a) all of the interests attributable to Designated Enron

         Ownership Interests held by Enron and any Enron Affiliates in all of the Project Borrowers and (b) control and authority over substantially all of the financing activities, development activities and operations of Enron International, Enron shall be entitled to assign all of its rights and delegate all of its duties and obligations under this Agreement to the purchaser thereof; provided that, (A) if the Program Manager assigns all of its duties and obligations under the Management Agreement to such Person or an Affiliate of such Person, in the reasonable opinion of Enron such Person or its Affiliate, as the case may be, has the capability or has committed to provide the capability to perform the services of the Program Manager under the Management Agreement in accordance with the Standard of Care, as such term is defined in the Management Agreement, (B) the Rating Condition shall have been satisfied after giving effect to such assignment, (C) such person shall be rated by Moody's or S&P and shall not have a credit rating that is less than Investment Grade by either Moody's or S&P; (D) no Default has occurred and is continuing prior to and immediately after giving effect to such transfer or sale, (E) the Holders of the Class A Notes and Class B Notes have been notified of such transfer or sale and related assignment, and (F) Enron shall have obtained an Opinion of Counsel from external counsel of the entity that has acquired the interest in Enron International that the Support Agreement is the valid and binding obligation of such acquiring entity enforceable against such entity in accordance with its terms, subject to customary exceptions;


                  (iv) EICPO shall be entitled to assign all of its rights under this Agreement to the Collateral Agent if and to the extent that such assignment is required under the Security Agreement; and

                  (v) Enron shall be entitled to assign all of its obligations hereunder upon a termination of the Program Manager pursuant to Section ____ of the Partnership Agreement.

         14.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

         14.10 SEVERABILITY. If any provision of this Agreement or the application thereof to any Person or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         14.11 FURTHER ASSURANCES. In connection with this Agreement and all transactions contemplated by this Agreement, each signatory party hereto agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions.

         14.12 U.S. CURRENCY. All sums and amounts payable or to be payable pursuant to the provisions of this Agreement shall be payable in coin or currency of the United States of America that, at the time of payment, is legal tender for the payment of public and private debts in the United States of America.

         14.13 LAWS AND REGULATIONS. Notwithstanding any provision of this Agreement to the contrary, no party hereto shall be required to take any act, or fail to take any act, under this Agreement if the effect thereof would be to cause such party to be in violation of any applicable law, statute, rule or regulation.

         14.14 NEGATION OF RIGHTS OF LIMITED PARTNERS, ASSIGNEES, AND THIRD PARTIES. The provisions of this Agreement are enforceable solely by the parties to this Agreement and the Collateral Agent under the Security Agreement. No limited partner of EICPO, any assignee or other Person shall have the right, separate and apart from the parties hereto, to enforce any provision of this Agreement or to compel any party to this Agreement to comply with the terms of this Agreement except the Collateral Agent in accordance with the Security Agreement.

         14.15 BINDING EFFECT. This Agreement is binding on and inures to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties have executed this Agreement on, and effective as of, the date first set forth above.


                                        ENRON CORP.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        Address for Notice:

                                        1400 Smith Street
                                        Houston, Texas  77002
                                        Attention:
                                                  ------------------------------
                                        Facsimile:
                                                  ------------------------------

                                        ENRON INTERNATIONAL CPO, L.P.

                                        By: ENRON CPO HOLDINGS, INC.,
                                            General Partner

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                        Address for Notice:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        Attention:
                                                  ------------------------------
                                        Facsimile No.:
                                                      --------------------------

                                    EXHIBIT A

                         FORM OF ASSUMPTION AGREEMENT OF
             ENRON CREDIT COUNTERPARTY OR ACCEPTABLE CREDIT PROVIDER


         This Assignment and Assumption Agreement is entered into as of _____________ between _____________, (the ["Acceptable Credit Provider"] ["Enron Credit Counterparty"] ), Enron Corp. ("Enron") and its permitted successors and assigns and Enron International CPO, L.P. ("EICPO") and its permitted successors and assigns.

                                    RECITALS:

         Enron and EICPO have entered into that certain Support Agreement (the "Support Agreement") dated ______________, 1998;

         Enron desires to assign all of Enron's rights, duties and obligations in connection with certain support to be provided under the Support Agreement as more fully described below and the [Acceptable Credit Provider][Enron Credit Counterparty] desires to assume all of Enron's rights, duties and obligations with respect to such support.

                                   AGREEMENTS

         1. REFERENCE TO SUPPORT AGREEMENT. All capitalized terms used herein but not defined shall have the meanings given to them in the Support Agreement.

         2. SUPPORT OBLIGATION. The Support Obligation [insert description of Support Obligation] (the "Support Obligation").

         3. ASSIGNMENT. Enron hereby assigns, transfers and conveys to the [Acceptable Credit Provider][Enron Credit Counterparty] the Support Obligation together with all of Enron's rights and privileges under the Support Obligation.

         4. ASSUMPTION. The [Acceptable Credit Provider][Enron Credit Counterparty] hereby accepts the Support Obligation and assumes all of Enron's duties and obligations under the Support Obligation, subject to the terms of the Support Agreement.

         5. RELEASE. EICPO hereby releases and forever discharges Enron from the Support Obligation and any and all claims, demands, actions or liability under the Support Obligation. Notwithstanding the foregoing, this Agreement shall not be construed to limit Enron's other obligations under the Support Agreement or any guarantee by Enron of the Support Obligation.

         6. REPRESENTATIONS AND WARRANTIES. The [Acceptable Credit Provider][Enron Credit Counterparty] hereby represents and warrants to EICPO as follows as of the date hereof:

         (a) STATUS. The [Acceptable Credit Provider][Enron Credit Counterparty] is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals, necessary to carry on its material business as now being conducted.

         (b) POWERS. The [Acceptable Credit Provider][Enron Credit Counterparty] has all necessary power and authority to execute and deliver this Agreement and any other documentation relating to this Agreement to which it is a party and to perform its obligations under this Agreement and has taken all necessary corporate action to authorize such execution, delivery and performance. This Agreement has been duly executed and delivered by the [Acceptable Credit Provider][Enron Credit Counterparty]. This Agreement constitutes the legal, valid and binding obligation of the [Acceptable Credit Provider][Enron Credit Counterparty], enforceable against the [Acceptable Credit Provider][Enron Credit Counterparty] in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or law)).

         (c) NO VIOLATION OR CONFLICT. None of the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and compliance with the terms and provisions hereof will contravene or result in a breach of, charter or formation documents, or by-laws, as amended, of the [Acceptable Credit Provider][Enron Credit Counterparty], or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any material agreement or instrument to which the [Acceptable Credit Provider][Enron Credit Counterparty] is a party or by which the [Acceptable Credit Provider][Enron Credit Counterparty] is bound or to which the [Acceptable Credit Provider][Enron Credit Counterparty] is subject, or result in the creation or imposition of any lien upon any property of the [Acceptable Credit Provider][Enron Credit Counterparty].

         (d) CONSENTS. All governmental and other consents that are required to have been obtained by the [Acceptable Credit Provider][Enron Credit Counterparty] with respect to its execution, delivery and performance of this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with.

         (e) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against the [Acceptable Credit Provider][Enron Credit Counterparty] or its consolidated subsidiaries, any action, suit or proceeding at law or in equity or before any court, governmental body, agency or official or any arbitrator in which there is a reasonable possibility of an adverse decision that, if adversely determined, would have a Material Adverse Effect with respect to the [Acceptable Credit Provider][Enron Credit Counterparty]'s obligations hereunder.

         (f) NO REQUIRED REGISTRATION. The [Acceptable Credit Provider] [Enron Credit Counterparty] has not engaged in any transaction in connection with this Agreement that would result in the violation of, or require registration of EICPO as an investment company under, the Investment Company Act of 1940, as amended.

         7. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

         8. IRREVOCABLE OBLIGATION; WAIVER. The [Acceptable Credit Provider][Enron Credit Counterparty] hereby agrees that its obligations hereunder shall be irrevocable and unconditional, irrespective of the validity or enforceability of the Secured Obligations under the Financing Documents or the absence of any action to enforce the same. The [Acceptable Credit Provider][Enron Credit Counterparty] hereby irrevocably waives promptness, diligence, notice of acceptance and any other notice with respect to any of its obligations under this Agreement and any requirement that EICPO or any other Person protect, secure, perfect or insure any lien or any property subject thereto or exhaust any right or take any action or pursue any other remedy in the power of EICPO.

         9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Enron, EICPO, the [Acceptable Credit Provider][Enron Credit Counterparty], and their respective successors and assigns, and shall inure to the benefit of such persons and their successors and assigns.

         10. MULTIPLE COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

         11. ASSIGNMENT. The [Acceptable Credit Provider][Enron Credit Counterparty] shall not have the right to assign its rights or obligations under this Agreement except to another Enron Credit Counterparty or Acceptable Credit Provider pursuant to the applicable provisions of the Support Agreement; provided that, such assignee has provided EICPO with the documentation requirements set forth under Section 2.5(a), 3.2 or 6.2 of the Support Agreement, as the case may be.

         EXECUTED as of the date first set forth above.

                                        ENRON CORP.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        ENRON INTERNATIONAL CPO, L.P.

                                        By: ENRON CPO HOLDINGS, INC.,
                                                its general partner


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                        ----------------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT B

                         FORM OF GUARANTY OF ENRON CORP.
                   OF OBLIGATIONS OF ENRON CREDIT COUNTERPARTY

         GUARANTY, dated as of ___________ , 1998 (the "Agreement" or the "Guaranty"), by ENRON CORP., a corporation organized under the laws of Oregon ("Enron" or the "Guarantor"), in favor of and for the benefit of ENRON INTERNATIONAL CPO, L.P., a Delaware limited partnership ("EICPO").

         WHEREAS, EICPO has entered into that certain Support Agreement dated ___________, 1998 with Enron Corp. (the "Support Agreement");

         WHEREAS, the Guarantor desires by its execution of this Guaranty to evidence its understanding concerning the guaranty to be provided by the Guarantor to EICPO, as more fully set forth below;

         NOW, THEREFORE, in consideration of the premises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1.  DEFINITIONS.

         All capitalized terms used herein but not defined shall have the meanings given to them in Appendix "A" of the Common Agreement dated ___________, 1998 among EICPO, Enron International CPO I Inc., Chase Texas, as Trustee, ___________, as Liquidity Facility Agent and _______, as Backup Facility Agent and Chase Texas, as Collateral Agent (as amended, modified or supplemented from time to time, the "Common Agreement").

         SECTION 2. GUARANTY OF THE OBLIGATIONS. Subject to Section 3 hereof, the Guarantor hereby unconditionally and irrevocably guarantees to EICPO the full payment by ________________ (the "Enron Credit Counterparty") under the Support Agreement of any and all amounts due and payable by the Enron Credit Counterparty to EICPO under that certain Assumption Agreement dated as of the date hereof for the [describe obligation and amount] (the "Guaranteed Obligations"). Such guaranty, subject to Section 3 hereof, is an absolute, unconditional, present and continuing guaranty of payment and not of collection, is not conditioned or contingent upon any attempt to collect from the Enron Credit Counterparty or upon any other event, contingency or circumstance whatsoever. Notwithstanding the foregoing, all payments by Enron under this guaranty shall be made within five (5) Business Days following demand therefor given in writing to Enron (which demand will set forth the basis and calculation of the amount for which demand is made); provided that, any failure to give such demand, to the extent prohibited by law, shall not waive any rights hereunder.

         SECTION 3. TERMINATION OF THE GUARANTOR'S OBLIGATION. The obligation of the Guarantor to pay the Guaranteed Obligations as set forth in this Agreement shall terminate upon the payment in full of all obligations of the Guarantor under this Guaranty or the termination of the obligations of the Enron Credit Counterparty with respect to the Guaranteed Obligations in accordance with their terms; provided, however, that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Guaranteed Obligations is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of the Guarantor, the Enron Credit Counterparty, either of the Issuers or otherwise, all as though such payment had not been made.

         SECTION 4. OBLIGATION ABSOLUTE AND UNCONDITIONAL, CONTINUING, ETC. The Guarantor agrees that the obligation of the Guarantor to pay the Guaranteed Obligations as set forth in this Agreement shall be a direct obligation of the Guarantor and such obligation, subject to the terms hereof (i) shall be absolute, unconditional and irrevocable, (ii) to the extent permitted by applicable law, shall not be subject to any counterclaims, set-off, deduction, diminution, abatement, recoupment, suspension, deferment or reduction (other than full and strict compliance by the Guarantor with its obligations hereunder) based upon any claim the Guarantor, the Enron Credit Counterparty or any other Person may have against EICPO or upon any claim the Guarantor may have against the Enron Credit Counterparty or any other Person and (iii) shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected or impaired by any circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof) except as expressly consented to by EICPO, including, without limitation, (a) any amendment or modification of or supplement to or other change in the Support Agreement or any assignment, mortgaging or transfer thereof or of any interest therein; provided, however, that any amendment or modification of the amount of the Guaranteed Obligations shall be consented to by the Guarantor in writing;
(b) any failure, omission or delay on the part of any other Person to conform or comply with any term of the Support Agreement; (c) any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of the Support Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of the Support Agreement;
(d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, liquidation or similar proceeding with respect to the Enron Credit Counterparty, the Guarantor or any other Person or any of their respective properties, or any action taken by any trustee or receiver or by any court in any such proceeding;
(e) any illegality, invalidity or unenforceability, in whole or in part of this Agreement, the Support Agreement or any term or provision thereof or hereof, (f) any merger or consolidation of the Enron Credit Counterparty or the Guarantor into or with any other Person or any sale, lease or transfer of all or any of the assets of the Enron Credit Counterparty or the Guarantor to any other Person, except in each case, pursuant to the terms and provisions of Section 15(g) hereof; (g) any change in the ownership of any shares of capital stock of the Guarantor or the Enron Credit Counterparty, except in each case, pursuant to the terms and provisions of Section 15(g) hereof; (h) to the extent as may be waived by applicable law, the benefit of all principles or provisions of law, statutory or otherwise, which may be in conflict with the terms hereof, including, without limitation, any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation; and (i) to the extent permitted under applicable law, any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the Guarantor. The obligation of the Guarantor set forth herein constitutes the full recourse obligation of the Guarantor enforceable against it to the full extent of all its assets and properties. Without limiting the generality of the foregoing, the Guarantor agrees that in the event that any Guaranteed Obligations are paid by the Enron Credit Counterparty or the Guarantor hereunder, and thereafter all or any part of such payment is recovered as a preferential or fraudulent transfer under any bankruptcy code, any applicable insolvency law, or any other similar law now or hereafter in effect, the liability of the Guarantor hereunder with respect to such Guaranteed Obligations so paid and recovered shall continue and remain in full force and effect as if, to the extent of such recovery, such payment had not been made.

         SECTION 5. WAIVER OF DEMANDS, NOTICES, ETC. The Guarantor hereby unconditionally and irrevocably waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in Section 4; (b) all notices which may be required by statute, rule or law or otherwise, now or hereafter in effect, to preserve any rights against the Guarantor hereunder, including, without limitation, any demand, proof or notice of non-payment of the Guaranteed Obligations; (c) acceptance of this Agreement, demand, protest, presentment, notice of default or dishonor and any requirement of diligence; (d) any requirement to exhaust any remedies under the Support Agreement and (e) any other circumstance whatsoever which might otherwise constitute a discharge, release or defense of a guarantor or surety, or which might otherwise limit recourse against the Guarantor or exonerate the Guarantor from its obligations under this Agreement (including although not limited to any such defense related to any requirement for the prior exhaustion of the Enron Credit Counterparty's property or the extension of the date for payment of any Guaranteed Obligations under the Assumption Agreement).

         SECTION 6. SEPARATE ACTION. EICPO may bring and prosecute a separate action or actions against the Guarantor whether or not any other guarantor or any other Person is joined in any such action or a separate action or actions are brought against any other guarantor, any other Person, or any collateral for all or any part of the Guaranteed Obligations. The Guaranteed Obligations of the Guarantor under, and the effectiveness of, this Agreement are not conditioned upon the existence or continuation of any other guarantee of all or any part of the Guaranteed Obligations.

         SECTION 7. COSTS, EXPENSES. The Guarantor agrees to pay all costs and expenses, including attorneys' fees, that may be incurred by EICPO to enforce any of the obligations of the Guarantor under this Agreement.

         SECTION 8. PRIORITY OF THE GUARANTY. The obligations of the Guarantor under this Agreement shall rank pari passu with all other unsecured indebtedness of Guarantor now or hereafter existing, subject to bankruptcy and other similar laws applicable to creditors right generally.

         SECTION 9. PAYMENTS UNDER THE GUARANTY. The Guarantor agrees to pay all Guaranteed Obligations hereunder in immediately available Dollars in New York pursuant to the instruction received from time to time by EICPO.

         SECTION 10. STATUTES OF LIMITATIONS. Nothing in this Agreement shall be construed as a waiver of any applicable statute of limitations period within which legal proceedings must be initiated.

         SECTION 11. SUBROGATION. Until all Guaranteed Obligations due and payable in accordance with the Assumption Agreement have been paid in full in Dollars or cash equivalents, the Guarantor hereby waives, to the fullest extent permitted by applicable law, all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under any bankruptcy code, any applicable bankruptcy or insolvency law or any other similar law) or otherwise by reason of any payment by it hereunder and further agrees with the Enron Credit Counterparty for the benefit of EICPO that any such payment by it shall be paid to EICPO to be credited and applied against the Guaranteed Obligations.

         SECTION 12. SEVERABILITY. The Guarantor hereby further agrees that EICPO may pursue its rights and remedies under this Agreement and shall be entitled to payment hereunder notwithstanding any other guarantee of or security, if any, in favor of EICPO or any lack of validity or enforceability thereof, or any failure to perfect or to exercise any right, remedy, power or privilege with respect to such security, if any, or any payment received thereunder.

         SECTION 13. RIGHTS OF THIRD PARTIES. This Guaranty is made for the benefit of, and shall be enforceable by, EICPO. Each and every right and remedy of EICPO, shall, to the extent permitted by law, be cumulative and shall be in addition to any right or remedy of EICPO contained in the Support Agreement or now or hereafter existing at law or in equity or by statute. This Guaranty shall not be construed to create any right in any Person other than EICPO or to be a contract in whole or in part for the benefit of any Person other than EICPO.

         SECTION 14. REPRESENTATIONS AND WARRANTIES OF ENRON. Enron hereby represents and warrants to EICPO as follows as of the date hereof:

         (a) STATUS. Enron is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals, necessary to carry on its material business as now being conducted.

         (b) POWERS. Enron has all necessary corporate power and authority to execute and deliver this Agreement and any other documentation relating to this Agreement to which it is a party and to perform its obligations under this Agreement and has taken all necessary corporate action to authorize such execution, delivery and performance. This Agreement has been duly executed and delivered by Enron. This Agreement constitutes the legal, valid and binding obligation of Enron, enforceable against Enron in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or law)).

         (c) NO VIOLATION OR CONFLICT. None of the execution and delivery of this Agreement and the consummation of the transactions contemplated herein and compliance with the terms and provisions hereof will contravene or result in a breach of the amended and restated articles of incorporation, as amended, or by-laws, as amended, of Enron, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any material ("material" for the purposes of this representation meaning creating a liability of $50,000,000 or more) agreement or instrument to which Enron is a party or by which Enron is bound or to which Enron is subject, or result in the creation or imposition of any lien upon any property of Enron.

         (d) CONSENTS. All governmental and other consents that are required to have been obtained by Enron with respect to its execution, delivery and performance of this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with.

         (e) ABSENCE OF LITIGATION. Except as disclosed in Enron's Form 10-K for the year ended December 31, 1997 or Enron's Form 10-Q for the quarter ended June 30, 1998, there is not pending or, to its knowledge, threatened against Enron or its consolidated subsidiaries, any action, suit or proceeding at law or in equity or before any court, governmental body, agency or official or any arbitrator in which there is a reasonable possibility of an adverse decision that, if adversely determined, could have a material adverse effect on the ability of Enron to perform obligations hereunder.

         (f) NO REQUIRED REGISTRATION. Enron has not engaged in any transaction in connection with this Agreement that would result in the violation of, or require registration of EICPO as an investment company under, the Investment Company Act of 1940, as amended.

         SECTION 15.  MISCELLANEOUS.

                  (a) SECTION HEADINGS, ETC. The headings of the various sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

                  (b) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

                  (c) NOTICES. All notices or requests or consents provided for or permitted to be given to Enron pursuant to this Agreement must be in writing and must be given by depositing the same in the United States mail, addressed to Enron to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or by facsimile to Enron. Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All notices to be sent to Enron pursuant to this Agreement shall be sent to or made at the address set forth below Enron's signature to this Agreement, or at such other address as Enron may stipulate to EICPO in the manner provided in this
         Section 15(c).

                  (d) ENTIRE AGREEMENT; SUPERSEDURE. This Agreement, constitutes the entire agreement of the parties relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein.

                  (e) EFFECT OF WAIVER OR CONSENT. No waiver or consent, express or implied, by any party to or of any breach or default by any Person in the performance by such Person of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such Person of the same or any other obligations of such Person hereunder. Failure on the part of a party to complain of any act of any Person or to declare any Person in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder until the applicable statute of limitations period has run.

                  (f) AMENDMENT OR MODIFICATION. This Agreement may be amended or modified from time to time only by a written instrument signed by both parties hereto. Each such instrument shall be reduced to writing and shall be designated on its face an "Amendment" or an "Addendum" to this Agreement.

                  (g) ASSIGNMENT. Except as otherwise provided in this Agreement, no party shall have the right to assign its rights or obligations under this Agreement except as otherwise set forth below:

                           (i) either of the parties hereto shall be entitled to
                  assign all of its rights and delegate all of its duties and obligations under this Agreement to any successor of such party by merger or consolidation; provided, however, that any such successor to Enron hereunder has obtained a rating from S&P or Moody's and in the event that any such successor to Enron hereunder has a rating from either S&P or Moody's that is below Investment Grade at the time of the assignment, the financial obligations of such successor under this Agreement shall be guaranteed by an Acceptable Credit Provider;

                           (ii) in the case of a sale by Enron, an offering to
                  third parties or a distribution to the shareholders of Enron (as a dividend or otherwise) of 10% or more of the securities of a Person owning a majority interest in Enron International, including (a) all of the interests attributable to the Designated Enron Ownership Interests held by Enron or any Enron Affiliates in all of the Project Borrowers and (b) control and authority over substantially all of the financing activities, development activities and operations of Enron International, Enron shall be entitled to assign all of its rights and delegate all of its duties and obligations under this Agreement to such Person; provided that, (A) if the Program Manager assigned all of its duties and obligations under the Management Agreement to such Person or an Affiliate of such Person, in the reasonable opinion of Enron such Person or its Affiliate, as the case may be, has the capability or has committed to provide the capability to perform the services of the Program Manager under the Management Agreement in accordance with the Standard of Care, as such term is defined in the Management Agreement,

                  (B) the Rating Condition shall have been satisfied after giving effect to such assignment, (C) such Person succeeding Enron under this Agreement shall be rated by S&P and Moody's and shall not have a credit rating that is less than Investment Grade by either of S&P or Moody's at the time of assignment, (D) no Default has occurred and is continuing prior to and immediately after giving effect to such offering, distribution or sale, (E) the Holders of the Class A Notes and Class B Notes have been notified of such offering, distribution or sale and related assignment, and (F) Enron shall have obtained an Opinion of Counsel from external counsel of the entity that has acquired the interest in Enron International that the Support Agreement is the valid and binding obligation of such acquiring entity enforceable against such entity in accordance with its terms, subject to customary exceptions;

                           (iii) in the case of a transfer or sale by Enron to a
                  Person of a majority interest of Enron International, including (a) all of the interests attributable to Designated Enron Ownership Interests held by Enron and any Enron Affiliates in all of the Project Borrowers and (b) control and authority over substantially all of the financing activities, development activities and operations of Enron International, Enron shall be entitled to assign all of its rights and delegate all of its duties and obligations under this Agreement to the purchaser thereof; provided that, (A) if the Program Manager assigns all of its duties and obligations under the Management Agreement to such Person or an Affiliate of such Person, in the reasonable opinion of Enron such Person or its Affiliate, as the case may be, has the capability or has committed to provide the capability to perform the services of the Program Manager under the Management Agreement in accordance with the Standard of Care, as such term is defined in the Management Agreement, (B) the Rating Condition shall have been satisfied after giving effect to such assignment, (C) such Person shall be rated by Moody's or S&P and shall not have a credit rating that is less than Investment Grade by either Moody's or S&P; (D) no Default has occurred and is continuing prior to and immediately after giving effect to such transfer or sale, (E) the Holders of the Class A Notes and Class B Notes have been notified of such transfer or sale and related assignment, and (F) Enron shall have obtained an Opinion of Counsel from external counsel of the entity that has acquired the interest in Enron International that this Agreement is the valid and binding obligation of such acquiring entity enforceable against such entity in accordance with its terms, subject to customary exceptions; and

                           (iv) EICPO shall be entitled to assign all of its
                  rights under this Agreement to the Collateral Agent if and to the extent that such assignment is required under the Security Agreement.

                  (h) SEVERABILITY. If any provision of this Agreement or the application thereof to any Person or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

                  (i) FURTHER ASSURANCES. In connection with this Agreement and all transactions contemplated by this Agreement, each signatory party hereto agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions.

                  (j) U.S. CURRENCY. All sums and amounts payable or to be payable pursuant to the provisions of this Agreement shall be payable in coin or currency of the United States of America that, at the time of payment, is legal tender for the payment of public and private debts in the United States of America.

                  (k) LAWS AND REGULATIONS. Notwithstanding any provision of this Agreement to the contrary, no party hereto shall be required to take any act, or fail to take any act, under this Agreement if the effect thereof would be to cause such party to be in violation of any applicable law, statute, rule or regulation.

                  IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by its officer thereunto duly authorized as of the date set forth above.

                                        ENRON CORP.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        Address for Notice:
                                        1400 Smith Street
                                        Houston, Texas 77002
                                        Attention:
                                                  --------------------
                                        Facsimile No.:
                                                      ----------------

                                    EXHIBIT C

                              FORM OF SUPPORT NOTE


                          ENRON INTERNATIONAL CPO, L.P.
                          ENRON INTERNATIONAL CPO, INC.
                         12% SUBORDINATED SUPPORT NOTES
                                    DUE 2018

         THIS ISSUANCE OF THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR QUALIFICATION UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION THEREFROM.

         THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE SENIOR INDEBTEDNESS (AS DEFINED HEREIN) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THIS NOTE, THE INDENTURE DESCRIBED HEREIN AND THE PARTNERSHIP AGREEMENT DESCRIBED HEREIN.

$__________________________, 199__

         Enron International CPO, L.P., a Delaware limited partnership (the "Issuer"), and Enron International CPO, Inc., a Delaware corporation (the "Co-Issuer" and, together with the Issuer, the "Issuers"), for value received, promise to pay to ______________ or its registered assigns ("Payee"), at ___________________, or at such other address as to which Payee (or any subsequent holder of this Note) shall notify Issuer in writing, in lawful money of the United States of America, the principal sum of ____________ DOLLARS ($_________), on _____________, payable together with interest on the unpaid balance thereof except as provided below and in the Financing Documents. Capitalized terms used herein but not defined shall have the meanings given to them in the Common Agreement dated as of the date hereof among the Issuer, the Co-Issuer, Chase Texas, as Trustee, ________ as Liquidity Facility Agent, ________, as Backup Facility Agent and ________ , as Collateral Agent (as amended, modified or supplemented from time to time, the "Common Agreement").

         1. Interest Payments. Interest shall accrue from and after the date hereof on the principal balance hereof from time to time remaining unpaid at an annual rate of 12%, calculated on the basis of a year of 360 days consisting of twelve 30-day months. Interest shall be payable on this Note (a) in accordance with the terms of Article 4 of the Security Agreement and the Partnership Agreement and (b) commencing on the date on which the Class I Interests have been terminated, retired or liquidated pursuant to the Partnership Agreement. Notwithstanding the foregoing, during the period that interest accrues on this Note and prior to the date on which interest shall be payable, accrued interest shall be added to the outstanding principal of this Note on the last day of each calendar quarter after the date of this Note and shall bear interest in accordance with the terms of this Note.

         2. Principal Payments. Principal on this Note shall be payable (a) in accordance with the terms of Article 4 of the Security Agreement and the Partnership Agreement and (b) commencing on the date on which the Class I Interests have been terminated, retired or liquidated pursuant to the Partnership Agreement.

         3. Waivers. Issuers, and all persons liable or who become liable for all or any part of this Note, expressly waive demand and presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of dishonor, dishonor, bringing of suit, notice of extension and diligence in taking any action to collect amounts called for hereunder and in the handling of securities at any time existing in connection herewith; and are liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times had or existing as security for any amount called for hereunder.

         4. No Release. The granting to Issuers of an extension or extensions or time for the payment of any sum or sums due under this Note or any other agreement by Issuers with the Payee or any subsequent holder of this Note in respect of such Note, or the exercising or failure to exercise any right or power under this Note, or any agreement by Issuers with the Payee or any subsequent holder of this Note, shall not in any way release or affect the liability of Issuers hereunder.

         5. Subordination. (a) Issuers agree, and each holder or by its acceptance of this Note agrees, that payments of principal and interest on this Note, together with any and all fees and expenses and all other amounts payable hereunder, including, without limitation, postpetition interest (the "Debt") are subordinated, to the extent and in the manner provided in this Section 5, to the prior payment of all Senior Indebtedness, whether outstanding on the date of execution of this Note or thereafter created, incurred or assumed, and that the subordination is for the benefit of the holders of Senior Indebtedness. In addition to the subordination provisions set forth in this Section 5, payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and the Priority of Acceleration Payments under Section 4 of the Security Agreement,
Section 3.1 of the Intercreditor Agreement and the Partnership Agreement. This Note shall rank senior to all existing and future Indebtedness of Issuers that is not Senior Indebtedness, and only Indebtedness of Issuers that is Senior Indebtedness shall rank senior to this Note in accordance with the provisions set forth herein.

         (b) Certain Definitions.

         "Indebtedness" means, with respect to any Person, and without duplication, (i) indebtedness of such Person for money borrowed, incurred or assumed, and any fees, charges, collection expenses (including, without limitation, attorney's fees), and additional or contingent interest obligations,
(ii) express written guaranties by such Person of indebtedness for money borrowed by any direct or indirect subsidiary of such Person, (iii) indebtedness evidenced by notes, debentures, bonds or other instruments of indebtedness for the payment of which such Person is responsible or liable, by guaranties or otherwise, (iv) obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (v) obligations of such Person under any agreement to lease or any lease of, any real or personal property that, in accordance with generally accepted accounting principles, is classified upon such Person's consolidated balance sheet as a liability and (vi) obligations of such Person under interest rate swaps, caps, collars, options and similar arrangements and foreign currency hedges entered into in respect of any such indebtedness or obligation.

         "Senior Indebtedness," when used with respect to Issuers, means the principal of, and prepayment or redemption premium, if any, and accrued and unpaid interest (including interest that accrues subsequent to the commencement of any bankruptcy, insolvency or similar proceedings with respect to Issuers, whether or not a claim for post-filing interest is allowed in such proceeding), and any other amounts in respect of all Indebtedness of Issuers under the Liquidity Facility, the Backup Facility, the Liquidity Notes, if any, and the Funding Availability Notes, if any, each issued under the Support Agreement and the Class A Notes, the Class B Notes and the Class C Notes issued under that certain Indenture dated as of ________, 1998 among Issuers and Chase Texas, as Trustee, whether outstanding on the date of execution of this Note or thereafter created, incurred or assumed.

         (c) Liquidation, Dissolution, Bankruptcy. The Payee will not be permitted to commence or join with any other creditor or creditors of the Issuer or Co-Issuer in commencing any bankruptcy, reorganization or insolvency proceedings against the Issuer or Co-Issuer. At any general meeting of creditors of the Issuer or Co-Issuer or in the event of any proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of the Issuer or Co-Issuer or the proceeds thereof, whether such proceeding be for the liquidation, dissolution or winding up of the Issuer or Co-Issuer or its business, receivership, insolvency or bankruptcy proceeding, an assignment for the benefit of creditors or proceeding by or against the Issuer or Co-Issuer for extension or otherwise, if the Senior Indebtedness has not been paid in full at the time, the holders of the Senior Indebtedness (acting through the Collateral Agent) will be irrevocably authorized at any such meeting or in any such proceeding:

                           (i) To enforce claims comprising the Debt in the name
                  of the Payee by proof of debt, proof of claim, suit or otherwise;

                           (ii) To collect any assets of the Issuer or Co-Issuer
                  distributed, divided or applied by way of dividend or payment, or such securities issued, on account of the Debt and apply the same, or the proceeds of any realization upon the same that the holders of the Senior Indebtedness in their discretion elect to effect, to the Senior Indebtedness until the Senior Indebtedness shall have been paid in full (the holders of the Senior Indebtedness will agree to render any surplus to the Payee);

                           (iii) To vote claims comprising the Debt to accept or
                  reject any plan or partial or complete liquidation, reorganization, arrangement, composition or extension; and

                           (iv) To take generally any action in connection with
                  any such meeting or proceeding which the Payee might otherwise take.

         Until the Senior Indebtedness is paid in full, any distribution to which the holder of this Note would be entitled but for this Section 5 shall be made to the Collateral Agent on behalf of holders of Senior Indebtedness as their interests may appear, except that the holder of this Note may, (A) at any time other than upon a voluntary or involuntary bankruptcy, insolvency or receivership proceeding relating to Issuers or their properties or upon an assignment for the benefit of creditors receive securities issued under a note or similar instrument with terms and other provisions that are substantially identical to those contained in this Note and (B) at any other time receive securities that are subordinated to Senior Indebtedness to at least the same extent as this Note.

         (d) Default on Senior Indebtedness. Issuers may not pay principal of or interest on this Note and may not repurchase, redeem or otherwise acquire this Note (other than as aforesaid) if at such time there exists (i) a default with respect to payment of any principal, interest or other amount due with respect to any Senior Indebtedness or (ii) any other default on Senior Indebtedness, unless, in either case, the default has been cured or waived or such Senior Indebtedness has been paid in full.

         (e) When Distribution Must be Paid Over. If a payment or other distribution is made to the holder of this Note in violation of the provisions of this Section 5 should not have been made to it, the holder of this Note who received the payment or other distribution shall hold it in trust for holders of Senior Indebtedness and shall be required to pay it over to the Collateral Agent on behalf of them as their interests may appear.

         (f) Subrogation. After all Senior Indebtedness is paid in full and until this Note is paid in full, the holder of this Note shall be subrogated to the rights of holders of Senior Indebtedness. A distribution made under this
Section 5 to holders of Senior Indebtedness that otherwise would have been made to the holder of this Note is not, as between Issuers and the holder of this Note, a payment by Issuers on Senior Indebtedness.

         (g) Relative Rights. This Section 5 defines the relative rights of the holder of this Note and holders of Senior Indebtedness. Nothing in this Note shall:

                  (i) impair, as between Issuers and the holder of this Note, the obligation of Issuers, which is absolute and unconditional, to pay principal of and interest on this Note in accordance with its terms; or

                  (ii) prevent the Payee or any subsequent holder of this Note from exercising its available remedies upon an Event of Default, subject to the rights of holders of Senior Indebtedness to receive payments or other distributions otherwise payable to holder of this Note.

         (h) Subordination May Not be Impaired. Any holder of Senior Indebtedness will be authorized to demand specific performance of the provisions of this Section 5, whether or not the Issuer or Co-Issuer shall have complied with the provisions of this Note applicable to it, at any time when the Payee shall have failed to comply with any provision of this Section 5. The holders of Senior Indebtedness may, at any time and from time to time, without impairing or releasing the subordination provided in this Section 5 or the obligations of the holders of this Note hereunder to the holders of the Senior Indebtedness, do any one or more of the following:

                  (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding;

                  (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness or fail to perfect or delay in the perfection of any security interests in such property;

                  (iii) release, amend, waive or consent to departure from any guarantee for all or any Senior Indebtedness; and

                  (iv) exercise or refrain from exercising any rights against Issuers and any other Person.

         (i) Each holder of this Note by purchasing or accepting this Note:

                  (i) waives any and all notice of the creation, modification, renewal, extension, amendment, restatement or accrual of any Senior Indebtedness, notice of or proof of reliance by any holder or owner of Senior Indebtedness upon this Section 5;

                  (ii) irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance in any action brought therefor by the holders of the Senior Indebtedness to enforce the provisions of this Section 5;

                  (iii) waives presentment, notice and protest in connection with all negotiable instruments evidencing the Senior Indebtedness, notice of acceptance of the instrument creating the Indebtedness incurred, extension granted or other action taken in reliance on the provisions of this Section 5, and all demands and notices of every kind in connection with the Senior Indebtedness or time of payment of the Senior Indebtedness;

                  (iv) assents to any renewal, extension or postponement of the time of payment of the Senior Indebtedness or any other indulgence with respect thereto, to any increase in the amount of the Senior Indebtedness, to any substitution, exchange or release of collateral therefor and to the addition or release of any Person primarily or secondarily liable thereon; and

                  (v) assents to the provisions of any instrument, security or other writing evidencing the Senior Indebtedness.

         The Senior Indebtedness shall conclusively be deemed to have been created, contracted or incurred in reliance on this Section 5, and all dealings between Issuers and the holders and owners of the Senior Indebtedness shall be deemed to have been consummated in reliance upon this Section 5. The provisions of this Section 5 are intended to be for the benefit of, and shall be enforceable directly by, the holders of the Senior Indebtedness.

         (j) Subordination Not Impaired In The Event of Default. If an Event of Default shall have occurred and be continuing:

                  (i) The Issuer or Co-Issuer is not permitted to, directly or indirectly, make any payment on account of, or transfer any collateral for any part of, the Debt except as set forth in the Security Agreement;

                  (ii) The Payee shall not be permitted to demand, sue for, or accept from the Issuer or Co-Issuer or any other Person any such payment or collateral, to take any other action to enforce or collect upon any such payment or to enforce its rights in respect of or accelerate the Debt, nor cancel, set off or otherwise discharge any part of the Debt; and

                  (iii) Neither the Issuer or Co-Issuer nor the Payee shall be permitted to otherwise take any action prejudicial to or inconsistent with the holders of the Senior Indebtedness' priority position over the Payee created by the subordination provisions of this Section 5.

         (k) Conflict with other Financing Documents. If there is a conflict or inconsistency between the subordination provisions of this Note and those contained in the other Financing Documents, then the subordination provisions contained in such other Financing Documents shall control.

         6. Redemptions. The Issuers may redeem all of this Note at any time after (i) the repayment in full of the Liquidity Facility, the Backup Facility, the Liquidity Notes, if any, the Funding Availability Notes, if any, Class A Notes, Class B Notes and Class C Notes, including accrued interest and Premium, if any and (ii) a termination, retirement or liquidation of the Class I Interests, at a redemption price equal to the face value of this Note plus all accrued and unpaid interest thereon. Any redemption hereunder shall be subject to any applicable terms and conditions of the Financing Documents.

         7. Assignment and Transfer. The Issuers shall maintain a register in which shall be entered the name of the registered holder of this Note. No assignment or transfer of this Note shall be effective until it has been recorded in such register, and the Issuers shall treat the registered holder of this Note as the Person entitled to all payments hereunder notwithstanding any notice to the contrary. The Issuers shall not record or otherwise recognize any assignment or transfer of this Note unless (a) the assignee or transferee shall have delivered to the Issuer certification in the form of Exhibit F to the Support Agreement, with relevant tax forms duly completed and attached, that (i) either (A) such assignee or transferee is a United States person as defined by the United States Internal Revenue Code as then effective or (B) all income to be received by such assignee or transferee with respect to this Note (whether it is treated as a partnership interest in or debt of the Issuer) will be entitled to a complete exemption from the withholding of United States federal income tax and (ii) either (A) such assignee or transferee is not for United States federal income tax purposes a partnership, grantor trust, S corporation or other pass-through entity or (B) such assignee or transferee was not formed for the purpose of acquiring Class C Notes, Support Notes or Interests in the Issuer and not more than 50% of the value of a beneficial owner's interest in such assignee or transferee will be attributable to Class C Notes, Support Notes or Interests in the Issuer held by the transferee or assignee, (b) the assignee or transferee represents that it will take no action that would cause the Issuer to become a publicly traded partnership taxable as a corporation for United States federal income tax purposes and (c) the Program Manager shall have determined (on the basis of the Issuer's registers of the holders of the Support Notes, Class C Notes and Class II Interests and treating any unfunded obligations as having been funded for purposes of this determination) that, after giving effect to the transfer or assignment, there would be no more than forty-six (46) holders of the aggregate of the Support Notes, the Class II Interests and the Class C Notes for purposes of Code Section 7704 of the United States Internal Revenue Code.

         8. No Petition. The Payee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Notes, it will not institute against, or join with any other person in instituting against, the Issuer or Co-Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of any jurisdiction.

         9. Severability. If any provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Note being severable in any such instance.

         10. Successors. This Note shall be binding upon and shall inure to the benefit of Issuers and Payee and their respective successors and assigns.

         11. Governing Law. THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.


                                             ENRON INTERNATIONAL CPO, L.P.


                                             By: ENRON CPO HOLDINGS, INC.,
                                                   its general partner


                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                    EXHIBIT D

                   TERMS OF PURCHASE BY ENRON OR ITS DESIGNEE
                                OF CLASS C NOTES

         On the Business Day specified in the Election Notice under Section 2.3 as the date on which Enron or its designee intends to purchase Class C Notes or on the Quarterly Payment Date on which Enron or its permitted assignee is required to purchase Class C Notes under Section 4.1(a), Enron or such designee or assignee shall wire transfer to an account designated by EICPO same day funds in an amount equal to 100% of the principal amount of the Class C Notes as specified in the Election Notice or the Final Credit Support Notice, as the case may be (provided that, if no Final Credit Support Notice is delivered, the amount required by Section 4.1(a) shall be the amount required to be transferred), in exchange for a Class C Note with a principal amount as specified in the Election Notice or the Final Credit Support Notice, as the case may be (provided that, if no Final Credit Support Notice is delivered, the amount required by Section 4.1(a) shall be the principal amount of such Class C
Note). EICPO shall provide each purchaser of Class C Notes with customary legal opinions in connection with the issuance of the Class C Notes as reasonably requested by the purchaser of Class C Notes. In the event of a purchase of a Class C Note by a designee or assignee of Enron, such designee shall provide to EICPO the documentation required under Section 2.5(a) and (b), and the Program Manager shall have made the determination under Section 2.5(c), of the Support Agreement at the time of purchase of such Class C Note.

                                    EXHIBIT E

                FORM OF ELECTION NOTICE UNDER SECTION 2.3 OR 5.2

[Enron Corp.][Name of Enron Credit Counterparty or Acceptable Credit Provider] hereby elects to [exercise the Class C Option under Section 2.3][make a commitment to EICPO under Section 5.2] of the Support Agreement dated ________________, 1998 between Enron International CPO, L.P. and Enron Corp. [with respect to the Project Loan to be made in connection with the [insert name of Project]][with respect to failure of EICPO to satisfy [insert name of test, i.e., the Funding Availability Test/the Liquidity Test/the Credit Support
Tests] as follows:

         Total Principal Amount of Class C Notes:                               ___________

         Principal Amount of Class C Notes to be
         Purchased by Enron Corp.:                                              ___________

         Principal Amount of Class C Notes to be Purchased
         by Persons other than Enron:                                           ___________

         Names of any Third Party Purchasers:                                   ___________

         Principal Amount of Class C Notes for which
         Enron Corp. Commits to Purchase:                                       ___________

         Principal Amount of Class C Notes for which each
         Enron Credit Counterparty and Acceptable Credit
          Provider Commits to Purchase:                                         ____________

                  Enron Credit Counterparties:                                  ____________


                  Acceptable Credit Providers:                                  ____________


         Amount for which Enron (or any applicable designee)
         commits to pay to EICPO under Section 5.2 in
         order to satisfy [insert name of test]:                                _____________

         Amount for which Enron Credit Counterparty or Acceptable
         Credit Provider commits to pay to EICPO under Section 5.2
         in order to satisfy [insert name of test]:                             _____________

         Name and Address for Notices, if other than Enron:                     _____________

         Termination date or conditions                                         ______________

         In connection with any [commitment to purchase Class C Notes][commitment to make a payment under Section 5.2] under this Election Notice [Enron][Name of Enron Credit Counterparty/Acceptable Credit Provider] hereby agrees to [purchase Class C Notes][make the payment to EICPO] in the amount indicated in this Election Notice and in accordance with the terms and provisions of [Exhibit E to the Support Agreement][Article IV of the Support Agreement]. [Name of Enron Credit Counterparty/Acceptable Credit Provider] has executed an Assumption Agreement in the form set forth in Exhibit A to the Support Agreement]. This election Notice shall be effective upon execution hereof.

Date of Exercise:

Date:
      ----------------

                                        ENRON CORP.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT F

                       FORM OF CERTIFICATE OF TRANSFEREE,
                  ASSIGNEE OR DESIGNEE OF ENRON CORP., PURSUANT
                              TO SUPPORT AGREEMENT

         I, _______________________, as an officer of ____________________, the transferee, designee, or assignee of Enron ("Transferee"), do hereby certify, represent and warrant, pursuant to Section ___ of the Support Agreement among Enron Corp. and Enron International CPO, L.P. ("EICPO") and Enron International CPO, Inc., dated __________________, as follows:

         1. [Transferee is a United States person as defined in the U.S. Internal Revenue Code] or [all income to be received by Transferee with respect to the [Class C Notes (whether they are treated as partnership interests in or debts of EICPO)] [Class II Interests] [Support Notes] will be entitled to a complete exemption from the withholding of United States federal income tax]; and

         2. [Transferee is not, for United States federal income tax purposes, a partnership, grantor trust, S corporation or other pass-through entity], or [Transferee was not formed for the purpose of acquiring Class C Notes or Interests and not more than 50% of the value of the beneficial owner's interest in Transferee will be attributable to Class C Notes, Support Notes or Interests held by the Transferee]; and

         3. Transferee will take no action that would cause EICPO to become a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

         The relevant tax forms evidencing the above representations have been completed and are attached thereto.

Date:  _________________


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT G

                     TERMS OF PURCHASE OF CLASS II INTERESTS


         On the Quarterly Payment Date on which Enron is required to purchase Class II Interests under Section 4.1(b), Enron shall wire transfer to an account designated by EICPO same day funds in an amount equal to the amount of the Class II Interests specified in the Final Credit Support Notice (provided that if no such Final Credit Support Notice is provided, the amount required by Section 4.1(b) shall be the amount transferred) in exchange for the amount of Class II Interests specified in the Final Credit Support Notice (provided that if no such Final Credit Support Notice is provided, the amount required by Section 4.1(b) shall be the amount of Class II Interests purchased). EICPO shall provide each purchaser of Class II Interests with customary legal opinions in connection with the issuance of the Class II Interests as reasonably requested by the purchaser of Class II Interests. In the event of a purchase of Class II Interests by an Enron Affiliate, an Acceptable Credit Provider or any other Person, such Enron Affiliate, Acceptable Credit Provider or Person shall provide to EICPO the documentation required under clauses (a) and (b) of the proviso in Section 3.2 of the Support Agreement and the Program Manager shall have made the determination under clause (c) of the proviso in Section 3.2 of the Support Agreement, at the time of purchase of Class II Interests.

                                    EXHIBIT H

                             FORM OF LIQUIDITY NOTE

                          ENRON INTERNATIONAL CPO, L.P.
                          ENRON INTERNATIONAL CPO, INC.
                                 LIQUIDITY NOTE
                                    DUE 2018

         THIS ISSUANCE OF THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR QUALIFICATION UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION THEREFROM.

         THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE SENIOR INDEBTEDNESS (AS DEFINED HEREIN) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE INDENTURE DESCRIBED HEREIN.

$__________________________, 199__

         ENRON INTERNATIONAL CPO, L.P., a Delaware limited partnership (the "Issuer"), and ENRON INTERNATIONAL CPO, INC., a Delaware corporation (the "Co-Issuer" and, together with the Issuer, the "Issuers"), for value received, promise to pay to _____________ or its registered assigns ("Payee"), at ___________________, or at such other address as to which Payee (or any subsequent holder of this Note) shall notify Issuer in writing, in lawful money of the United States of America, the principal sum of ____________DOLLARS ($_________), on or before _____________, payable together with interest on the unpaid balance thereof except as provided below and in the Financing Documents. Capitalized terms used herein but not defined shall have the meanings given to them in the Common Agreement dated as of the date hereof among the Issuer, the Co-Issuer, __________, as Trustee, ________ as Liquidity Facility Agent, ________, as Backup Agent and ________ , as Collateral Agent (as amended, modified or supplemented from time to time, the "Common Agreement").

         The obligations of the Issuers under this Note and the other Financing Documents are limited recourse obligations of the Issuers payable solely from the Collateral, and following realization of the Collateral, all claims of the holder of this Note shall be extinguished. Except as otherwise provided in the Indenture and the other Financing Documents, the principal of this Note shall be payable no later than the Stated Maturity unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

         1. Interest Payments. Interest shall accrue from and after the date hereof on the principal balance hereof from time to time remaining unpaid at an annual rate equal to _________________, calculated on the basis of a year of 360 days consisting of twelve 30-day months. Interest shall be payable on January 10, April 10, July 10 and October 10, commencing on _________________, ____
(each, a "Quarterly Payment Date") in accordance with Article 4 of the Security Agreement. Notwithstanding the foregoing, during any period that the Issuers shall have failed to make all scheduled interest payments due and owing under this Note (including without limitation any failure to make a payment that is required by the subordination provisions hereof), then the amount of such scheduled payments shall be added to outstanding principal hereunder and shall bear interest in accordance with the terms of this Note.

         2. Principal Payments. [Principal on this Note shall be payable in accordance with Article 4 of the Security Agreement.] [ADDRESS PRINCIPAL REPAYMENT PROVISIONS OF LIQUIDITY FACILITY TERM SHEET]

         3. Waivers. Issuers, and all persons liable or who become liable for all or any part of this Note, expressly waive demand and presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of dishonor, dishonor, bringing of suit, notice of extension and diligence in taking any action to collect amounts called for hereunder and in the handling of securities at any time existing in connection herewith; and are liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times had or existing as security for any amount called for hereunder.

         4. No Release. The granting to Issuers of an extension or extensions or time for the payment of any sum or sums due under this Note or any other agreement by Issuers with the Payee or any subsequent holder of this Note in respect of such Note, or the exercising or failure to exercise any right or power under this Note, or any agreement by Issuers with the Payee or any subsequent holder of this Note, shall not in any way release or affect the liability of Issuers hereunder.

         5. Subordination. Payments of principal of and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments, the Priority of Acceleration Payments and Section 3.1 of the Intercreditor Agreement.

         6. Redemptions. This Note shall be subject to redemption by the Issuers under Article 10 of the Common Agreement.

         7. Assignment and Transfer. The Issuers shall maintain a register in which shall be entered the name of the registered holder of this Note. No assignment or transfer of this Note shall be effective until it has been recorded in such register, and the Issuers shall treat the registered holder of this Note as the person entitled to all payments hereunder notwithstanding any notice to the contrary.

         8. Severability. If any provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Note being severable in any such instance.

         9. Successors. This Note shall be binding upon and shall inure to the benefit of Issuers and Payee and their respective successors and assigns.

         10. No Petition. The Payee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Notes, it will not institute against, or join with any other person in instituting against, the Issuer or Co-Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of any jurisdiction.

         11. Governing Law. THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.


                                             ENRON INTERNATIONAL CPO, L.P.

                                             By: ENRON CPO HOLDINGS, INC.,
                                                   its general partner


                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                    EXHIBIT I

                        FORM OF FUNDING AVAILABILITY NOTE

                          ENRON INTERNATIONAL CPO, L.P.
                          ENRON INTERNATIONAL CPO, INC.
                             BACK UP FACILITY NOTES
                                    DUE 2018

         THIS ISSUANCE OF THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR QUALIFICATION UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION THEREFROM.

         THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL OF THE SENIOR INDEBTEDNESS (AS DEFINED HEREIN) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE INDENTURE DESCRIBED HEREIN.

$__________________________, 199__

         ENRON INTERNATIONAL CPO, L.P., a Delaware limited partnership (the "Issuer"), and ENRON INTERNATIONAL CPO, INC., a Delaware corporation (the "Co-Issuer" and, together with the Issuer, the "Issuers"), for value received, promise to pay to _____________ or its registered assigns ("Payee"), at ___________________, or at such other address as to which Payee (or any subsequent holder of this Note) shall notify Issuer in writing, in lawful money of the United States of America, the principal sum of ____________DOLLARS ($_________), on or before _____________, payable together with interest on the unpaid balance thereof, except as provided below and in the Financing Documents. Capitalized terms used herein but not defined shall have the meanings given to them in the Common Agreement dated as of the date hereof among the Issuer, the Co-Issuer, __________, as Trustee, ___________ as Liquidity Facility Agent, __________, as Backup Agent and ___________, as Collateral Agent (as amended, modified or supplemented from time to time, the "Common Agreement").

         The obligations of the Issuers under this Note and the other Financing Documents are limited recourse obligations of the Issuers payable solely from the Collateral, and following realization of the Collateral, all claims of the holder of this Note shall be extinguished. Except as otherwise provided in the Indenture and the other Financing Documents, the principal of this Note shall be payable no later than the Stated Maturity unless the unpaid principal of this Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise.

         1. Interest Payments. Interest shall accrue from and after the date hereof on the principal balance hereof from time to time remaining unpaid at an annual rate equal to _________________, calculated on the basis of a year of 360 days consisting of twelve 30-day months. Interest shall be payable on January 10, April 10, July 10 and October 10, commencing on _________________, 1998
(each, a "Quarterly Payment Date") in accordance with Article 4 of the Security Agreement. Notwithstanding the foregoing, during any period that the Issuers shall have failed to make all scheduled interest payments due and owing under this Note (including without limitation any failure to make a payment that is required by the subordination provisions hereof), then the amount of such scheduled payments shall be added to outstanding principal hereunder and shall bear interest in accordance with the terms of this Note.

         2. Principal Payments. [Principal on this Note shall be payable in accordance with Article 4 of the Security Agreement.] [ADDRESS PRINCIPAL REPAYMENT PROVISIONS OF BACKUP FACILITY TERM SHEET]

         3. Waivers. Issuers, and all persons liable or who become liable for all or any part of this Note, expressly waive demand and presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of dishonor, dishonor, bringing of suit, notice of extension and diligence in taking any action to collect amounts called for hereunder and in the handling of securities at any time existing in connection herewith; and are liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times had or existing as security for any amount called for hereunder.

         4. No Release. The granting to Issuers of an extension or extensions or time for the payment of any sum or sums due under this Note or any other agreement by Issuers with the Payee or any subsequent holder of this Note in respect of such Note, or the exercising or failure to exercise any right or power under this Note, or any agreement by Issuers with the Payee or any subsequent holder of this Note, shall not in any way release or affect the liability of Issuers hereunder.

         5. Subordination. Payments of principal of and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments, the Priority of Acceleration Payments and Section 3.1 of the Intercreditor Agreement.

         6. Redemptions. This Note shall be subject to redemption by the Issuers under Article 10 of the Common Agreement.

         7. Assignment and Transfer. The Issuers shall maintain a register in which shall be entered the name of the registered holder of this Note. No assignment or transfer of this Note shall be effective until it has been recorded in such register, and the Issuers shall treat the registered holder of this Note as the person entitled to all payments hereunder notwithstanding any notice to the contrary.

         8. Severability. If any provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Note being severable in any such instance.

         9. Successors. This Note shall be binding upon and shall inure to the benefit of Issuers and Payee and their respective successors and assigns.

         10. No Petition. The Payee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Notes, it will not institute against, or join with any other person in instituting against, the Issuer or Co-Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other similar proceeding under the laws of any jurisdiction.

         11. Governing Law. THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.


                                             ENRON INTERNATIONAL CPO, L.P.

                                             By: ENRON CPO HOLDINGS, INC.,
                                                   its general partner


                                                   By:
                                                      --------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I.

         Definitions..............................................................................................1
                  1.1      Reference to Common Agreement..........................................................1
                  1.2      Other Definitions......................................................................1

ARTICLE II.

         Option to Purchase Class C Notes.........................................................................5
                  2.1      Option.................................................................................5
                  2.2      Term of Option.........................................................................5
                  2.3      Notice of Exercise.....................................................................6
                  2.4      Right to Reduce Class C Note Purchase Commitment.......................................6
                  2.5      Assignment and Transfer................................................................6

ARTICLE III.

         Class II Interests.......................................................................................7
                  3.1      Commitment to Purchase Class II Interests..............................................7
                  3.2      Assignment and Transfer................................................................7

ARTICLE IV.

         Support for Payment Obligations..........................................................................8
                  4.1      Insufficient Collateral Proceeds on a Quarterly Payment Date...........................8
                  4.2      Insufficient Collateral Proceeds Upon an Acceleration..................................9
                  4.3      Liquidity Shortfalls..................................................................10
                  4.4      Notice of Credit Support Obligation...................................................10
                  4.5      Record Keeping and Audit Right........................................................10

ARTICLE V.

         Support Upon the Occurrence of Certain Events...........................................................11
                  5.1      Support upon the Occurrence of a Tax Event............................................11
                  5.2      Support upon a Failure by EICPO to satisfy Certain Tests under the Common
                           Agreement.............................................................................11
                  5.3      Support for Redemptions...............................................................11
                  5.4      Support for Shortfalls in Funding of Project Loans....................................11

                  5.5      Additional Security for Quarter Project Distributions and Project
                           Distributions Reserved................................................................12
                  5.6      Assignments and Transfers.............................................................12

ARTICLE VI.

         Support Notes...........................................................................................13
                  6.1      Issuance of Support Notes.............................................................13
                  6.2      Restrictions on Designees.............................................................13

ARTICLE VII.

         Notification of Investment Opportunities; Limitation on Competition;
         Maintenance of Enron Credit Counterparties..............................................................14
                  7.1      Notification of Investment Opportunities..............................................14
                  7.2      Limitation on Competition.............................................................14
                  7.3      Limitation on Amendment of JEDI Partnership Agreement.................................14
                  7.4      Maintenance of Enron Credit Counterparties............................................14

ARTICLE VIII.

         Equity Disposition......................................................................................15

ARTICLE IX.

         Guaranty of Certain Obligations of Program Manager
         under Management Agreement..............................................................................15
                  9.1      Guaranty..............................................................................15
                  9.2      Obligation Absolute and Unconditional, Continuing, etc................................16
                  9.3      Waiver of Demands, Notices, etc.......................................................17

ARTICLE X.

         Termination of Support Agreement and Obligations Hereunder..............................................17

ARTICLE XI.

         Representations and Warranties of EICPO.................................................................18
                  11.1     Status................................................................................18
                  11.2     Powers................................................................................18
                  11.3     No Violation or Conflict..............................................................18
                  11.4     Consents..............................................................................19
                  11.5     Absence of Litigation.................................................................19
                  11.6     No Required Registration..............................................................19
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


ARTICLE XII.

         Representations and Warranties of Enron.................................................................19
                  12.1     Status................................................................................19
                  12.2     Powers................................................................................19
                  12.3     No Violation or Conflict..............................................................19
                  12.4     Consents..............................................................................20
                  12.5     Absence of Litigation.................................................................20
                  12.6     No Required Registration..............................................................20

ARTICLE XIII.

         Indemnification.........................................................................................20
                  13.1     Indemnification of EICPO..............................................................20
                  13.2     Indemnification of Enron..............................................................20
                  13.3     Limitation on Recovery of Certain Types of Damages....................................20
                  13.4     Indemnification Procedures............................................................21

ARTICLE XIV.

         Miscellaneous...........................................................................................21
                  14.1     Unconditional Obligation; Waiver of Defenses..........................................21
                  14.2     No Petition...........................................................................22
                  14.3     Governing Law.........................................................................22
                  14.4     Notices...............................................................................22
                  14.5     Entire Agreement; Supersedure.........................................................22
                  14.6     Effect of Waiver or Consent...........................................................22
                  14.7     Amendment or Modification.............................................................22
                  14.8     Assignment............................................................................22
                  14.9     Counterparts..........................................................................24
                  14.10    Severability..........................................................................24
                  14.11    Further Assurances....................................................................24
                  14.12    U.S. Currency.........................................................................24
                  14.13    Laws and Regulations..................................................................24
                  14.14    Negation of Rights of Limited Partners, Assignees, and Third Parties..................24
                  14.15    Binding Effect........................................................................24



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